UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

MyMD Pharmaceuticals, Inc.
(Name of Registrant as Specified in its Charter)

N/A
(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

855 N. Wolfe Street, Suite 601
Baltimore, MD 21205
(856) 848-8698

October 26, 2022

To the Stockholders of MyMD Pharmaceuticals, Inc.:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of MyMD Pharmaceuticals, Inc. (the “Company”), to be conducted in a virtual format only via live audio webcast at 10:00 a.m., Eastern Time, on Wednesday, December 14, 2022, at www.virtualshareholdermeeting.com/MYMD2022.

To provide access to our stockholders regardless of geographic location and assist in protecting the health and well-being of our stockholders and employees, this year’s Annual Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/MYMD2022 and entering the 16-digit control number found on your Notice of Internet Availability or on the enclosed proxy card or voting form (if you requested paper proxy materials). If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Annual Meeting, after receiving the Notice of Internet Availability or proxy materials, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting during the Annual Meeting, you may vote via the Internet or telephone or, if you requested paper proxy materials, by signing, dating, and returning the proxy card that is mailed. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the virtual Annual Meeting.

By Order of the Board,

/s/ Joshua Silverman
Joshua Silverman
Chairman of the Board of Directors
October 26, 2022

Important Notice Regarding The Availability Of Proxy Materials For The STOCKholder Meeting To Be Held On Wednesday, December 14, 2022:

Our official Notice of Annual Meeting of Stockholders and Proxy Statement are available at: www.proxyvote.com.

MyMD Pharmaceuticals, Inc.
855 N. Wolfe Street, Suite 601
Baltimore, MD 21205
(856) 848-8698

Notice of 2022 Annual Meeting of Stockholders
to be Held on December 14, 2022

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of MyMD Pharmaceuticals, Inc., a New Jersey corporation (the “Company”), will be held at 10:00 a.m. Eastern Time, on Wednesday, December 14, 2022, in a virtual format only via live audio website at www.virtualshareholdermeeting.com/MYMD2022. We will consider and act on the following items of business at the Annual Meeting:

1.	Election of six (6) directors to hold office for a one year term and until their successors are elected and qualified or until their earlier incapacity, removal or resignation;

2.	Ratification of the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” Proposals 1 and 2.

To provide access to our stockholders regardless of geographic location and assist in protecting the health and well-being of our stockholders and employees, this year’s Annual Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/MYMD2022 and entering the 16-digit control number found on your Notice of Internet Availability or on the enclosed proxy card or voting form (if you requested paper proxy materials). If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting.

The Board of Directors has fixed the close of business on October 18, 2022, as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of our common stock and Series D Preferred Stock on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours for ten (10) calendar days before the Annual Meeting at our address above. To the extent office access is impracticable, you may email Karen Smith of Advantage Proxy, Inc., our proxy solicitor, at ksmith@advantageproxy.com for alternative arrangements to examine the stockholder list. The email should state the purpose of the request and provide proof of ownership of our voting securities as of the Record Date. The stockholder list will also be available online during the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote your shares electronically via the Internet (or by completing, dating, signing and mailing the enclosed proxy card if you requested paper proxy materials) in accordance with the instructions set out in the form of proxy card and in the Proxy Statement to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board,

/s/ Chris Chapman
Chris Chapman, M.D.
Chief Medical Officer and President
October 26, 2022

MyMD Pharmaceuticals, Inc.

855 N. Wolfe Street, Suite 601
Baltimore, MD 21205
(856) 848-8698

Proxy Statement
for
2022 Annual Meeting of Stockholders

To be Held on December 14, 2022

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “MyMD” refer to MyMD Pharmaceuticals, Inc., a New Jersey corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, no par value (the “Common Stock”), and our Series D Convertible Preferred Stock (the “Series D Preferred Stock”) entitled to vote at the 2022 annual meeting of stockholders of the Company (the “Annual Meeting”).

Your proxy is solicited by the Board of Directors (the “Board”) on behalf of MyMD Pharmaceuticals, Inc. to be voted at the Annual Meeting to be held on December 14, 2022, at the time and platform and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. To provide access to our stockholders regardless of geographic location and assist in protecting the health and well-being of our stockholders and employees, this year’s Annual Meeting will be conducted in a virtual format only i. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Annual Meeting. We will mail to most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and the Form 10-K and vote electronically via the Internet. This notice will also contain instructions on how to receive a paper copy of the proxy materials. All stockholders who are not sent a notice, or who otherwise request, will be sent a paper copy of the proxy materials by mail or an electronic copy of the proxy materials by email. See “About the Annual Meeting” beginning on page 2 for more information.

The executive offices of the Company are located at, and the mailing address of the Company is 855 N. Wolfe Street, Suite 601, Baltimore, MD 21205.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON December 14, 2022:

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement, the proxy card and our 2021 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2021 available to stockholders electronically via the Internet at the following website: www.virtualshareholdermeeting.com/MYMD2022. The Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), this Proxy Statement and the accompanying proxy card or voting instruction card, including an Internet link to our Annual Report on Form 10-K for fiscal 2021, are expected to be made available to stockholders on or about October 26, 2022. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

Additionally, you can find a copy of our 2021 Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2021 on the SEC’s website, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.mymd.com.

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About the Annual Meeting

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model, which allows us to deliver proxy materials over the Internet as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Notice of Internet Availability or Proxy Statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Notice of Internet Availability or Proxy Statement in the future, he or she may contact MyMD Pharmaceuticals, Inc., by sending an email to privard@mymd.com, Attn: General Counsel, or calling (856) 848-8698 and asking for Mr. Rivard. Eligible stockholders of record receiving multiple copies of our Notice or Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice of Internet Availability or Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

(1)	Election of six (6) directors to serve as directors on our Board of Directors to serve until our 2023 Annual Meeting of Stockholders or until successors have been duly elected and qualified (“Proposal 1”).

(2)	Ratification of the appointment of Morison Cogen LLP as our independent registered public accounting firm for the 2022 fiscal year (“Proposal 2”).

(3)	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

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What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of our Notice of Internet Availability or Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you may receive a Notice of Internet Availability or Proxy Statement for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of Common Stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on October 18, 2022 (the “Record Date”). The Record Date is established by the Board as required by New Jersey law. On the Record Date, 39,470,009 shares of Common Stock were issued and outstanding. On the Record Date, 72,992 shares of Series D Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series D Preferred Stock as set forth in the certificate of designation for the Series D Preferred Stock, the holder of Series D Preferred Stock is entitled to 36,496 votes on the proposals described in this Proxy Statement. See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Annual Meeting?

Holders of Common Stock and the Series D Preferred Stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

The Company has two outstanding classes of voting stock entitled to vote at the Annual Meeting, Common Stock and Series D Preferred Stock. Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting. Each holder of Series D Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series D Preferred Stock held by such holder are then convertible with respect to any and all matters presented to the stockholders for their action or consideration. Holders of the Series D Preferred Stock vote together with the holders of Common Stock as a single class, except as provided by law and except as set forth in the respective certificates of designation for the Series D Preferred Stock. Holders of our Common Stock and Series D Preferred Stock will vote together as a single class on all matters described in this Proxy Statement.

What constitutes a quorum for the Annual Meeting?

The holders of the shares entitled to cast a majority of the votes at a meeting of stockholders shall constitute a quorum at such meeting. If a quorum is not present or represented at the Annual Meeting, then the Chairman at the meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer, LLC, the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice of Internet Availability has been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice of Internet Availability or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Proposal 2 is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding such proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1.

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How do I vote my shares?

If you are a record holder, you may vote your shares at the Annual Meeting in person or by proxy.

●	You may submit your proxy on the Internet or by phone. Stockholders may vote via the Internet at www.proxyvote.com or by phone (as per instructions on the Notice of Internet Availability or proxy card), 24 hours per day and seven days per week. You will need the control number included on your Notice of Internet Availability or proxy card (if you requested paper materials) or on the voting instruction form. Votes submitted via the Internet or phone must be received by 11:59 p.m., Eastern Time, on Tuesday, December 13, 2022.

●

You may submit your proxy by mail. Stockholders may vote by signing and dating the proxy card or voting instruction form and mailing it in the enclosed prepaid and addressed envelope. If you mark your choices on the card or voting instruction form, your shares will be voted as you instruct.

Please note that if you received a Notice of Internet Availability, you cannot vote by marking the Notice of Internet Availability and returning it. The Notice of Internet Availability provides instructions on how to vote by Internet and how to request paper copies of the proxy materials.

●	You may vote during the Annual Meeting. Instructions on how to vote while participating in the Annual Meeting via live webcast are posted at www.virtualshareholdermeeting.com/MYMD2022.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated person (known as a “proxy”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Chris Chapman, M.D. to serve as the proxy for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” for Proposals 1 and 2. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy.

What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.

Who counts the votes?

All votes will be tabulated by Ian Rhodes, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

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Can I vote my shares at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Annual Meeting by submitting your vote electronically during the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares at the Annual Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Annual Meeting, we recommend that you submit your proxy as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

Proposal 1:

When you cast your vote on Proposal 1, you may vote for all director nominees or you may withhold your vote as to one or more director nominees.

Proposal 2:

When you cast your vote on Proposal 2, you may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares “FOR” Proposal 1 and “FOR” Proposal 2.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxy will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted “FOR” Proposal 1 and “FOR” Proposal 2.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to Proposal 1 but will be able to vote those shares with respect to Proposal 2. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Annual Meeting and voting at the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by submitting your vote by accessing the voting link at the Annual Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail.

●	Giving written notice of revocation to the Company addressed to Ian Rhodes, at the Company’s address above, which notice must be received before 5:00 p.m., Eastern Time, on December 12, 2022.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, approval of Proposal 1 will require the affirmative vote of the holders of a plurality of the votes cast for the election of the directors, i.e., the six director nominees who receive the most votes will be elected. Assuming the presence of a quorum, approval of Proposal 2 will require the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares entitled to vote on Proposal 2.

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How are abstentions and broker non-votes treated?

Any stockholder who is present at the Annual Meeting, either in person or by proxy, who abstains from voting will still be counted for purposes of determining whether a quorum exists for the meeting. If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee how to vote, your shares will be included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting but may constitute broker non-votes, resulting in no votes being cast on your behalf with respect to certain proposals. See “What is a broker non-vote?”

An abstention or failure to instruct your broker how to vote with respect to Proposal 1 will not be counted as an affirmative or negative vote in the election of directors and will have no effect on the outcome of the vote with respect to Proposal 1. An abstention to Proposal 2 will likewise not be counted as an affirmative or negative vote against the proposal and will have no effect on the outcome of the vote on such proposals. If you do not give your broker specific instructions on how to vote your shares with respect to Proposal 2, your broker may vote your shares at its discretion, and therefore, broker non-votes are not applicable to Proposal 2.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below. In addition, we have retained Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for a fee of $10,000 plus customary expenses.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company, as well as Advantage, the proxy solicitation firm hired by the Company, may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. The fees of Advantage as well as the reimbursement of expenses of Advantage will be borne by us. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice of Internet Availability and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the person named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact the firm assisting us in the solicitation of proxies, Advantage. Banks and brokers and stockholders may call Advantage at 1-877-870-8565.

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Proposal 1: Election of Directors

Nominees for Election

The Board is currently comprised of six directors. Our Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following six individuals to serve as directors (collectively, the “Company Nominees”):

Name	Age
Chris Chapman, M.D.	70
Craig Eagle, M.D.	54
Christopher C. Schreiber	58
Joshua Silverman	53
Jude Uzonwanne	48
Bill J. White	62

Our board has fixed the size of the Board to be seven directors. Currently there is a vacancy created upon the passing of Robert C. Schroeder on September 1, 2021. As of October 26, 2022, our board has not nominated anyone to fill the vacancy.

If elected, these nominees will serve until our 2023 annual meeting of stockholders or until their successors are elected and qualified or until their earlier incapacity, removal or resignation. Our Board believes that all of our current directors, who are the six Company Nominees, possess personal and professional integrity, good judgment, a high level of ability and business acumen.

If a quorum is present, the Company Nominees will be elected by a plurality of the votes cast for the election of the directors. Abstentions and broker non-votes have no effect on the vote. The six Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of voting stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named above. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve.

The biographies of the Company Nominees are as follows:

Chris Chapman, M.D. has been our director since April 16, 2021 and currently serves as our President and Chief Medical Officer. Dr. Chapman previously served as President and Chief Medical Officer of MyMD Pharmaceuticals (Florida), Inc., a Florida corporation previously known as MyMD Pharmaceuticals, Inc. (“MyMD Florida”) effective as of November 1, 2020. Prior to joining MYMD Florida and since 1999, Dr. Chapman has also served as the Chief Executive Officer of Chapman Pharmaceutical Consulting, Inc., a consulting organization that provides support to pharmaceutical and biotech companies in North America, Europe, Japan, India and Africa on issues such as product safety, pharmacovigilance, medical devices, clinical trials and regulatory issues. In addition, from 2003-2004, Dr. Chapman served as the Associate Director of Drug Safety, Pharmacovigilance, and Clinical Operations for Organon Pharmaceuticals, where he was responsible for the supervision of four fellow M.D.s and 10 drug safety specialists. Prior to his time at Organon, Dr. Chapman served as Director, Medical Affairs, Drug Safety and Medical Writing Departments at Quintiles (currently known as IQVIA), from 1995-2003, where he grew the division from no employees to forty employees, including eight board certified physicians, four RNs, two pharmacists, eight medical writers and supporting staff. Dr. Chapman has also served on the board of directors of Rock Creek Pharmaceuticals, Inc. (f/k/a Star Scientific, Inc.) from 2007-2016, including as a member of the Audit Committee from 2007-2014, chairperson of the Compensation Committee from 2007-2014, and chairperson of the Executive Search Committee from 2007 to 2014. Dr. Chapman is an experienced executive and global medical expert and has extensive experience in providing monitoring and oversight for ongoing clinical trials including both adult and pediatric subjects. Dr. Chapman is also the founder of the Chapman Pharmaceutical Health Foundation, an IRS Section 501(c)(3) nonprofit organization established to solicit public funds and to support healthcare needs such as AIDS, diabetes, hypertension, lupus, sickle cell anemia, malaria and tuberculosis, which was organized in 2006. Dr. Chapman is a graduate of the Harvard Kennedy School of Cambridge, Massachusetts for financial management in 2020. Dr. Chapman received his M.D. degree from Georgetown University in Washington, D.C. in 1987, and completed his internship in Internal Medicine, a residency in Anesthesiology and a fellowship in Cardiovascular and Obstetric Anesthesiology at Georgetown. Dr. Chapman’s qualifications to sit on the Board include his extensive experience and leadership roles within the pharmaceutical industry.

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Craig Eagle, M.D. has been our director since April 16, 2021. Dr. Eagle is currently the Chief Medical Officer of Guardant Health, Inc. since 2021. Previously, Dr. Eagle was Vice President of Oncology for Genentech, where he oversaw the medical programs across Genentech’s oncology portfolio. Prior to his current role, Dr. Eagle worked in several positions at Pfizer from 2009 to 2019, including as the oncology business lead in the United Kingdom and Canada, the global lead for Oncology Strategic Alliances and Partnerships based in New York, and as the head of the Oncology Therapeutic Area Global Medical and Outcomes Group, including the U.S. oncology medical business. Through his multiple roles at Pfizer, Dr. Eagle delivered significant business growth and was involved in multiple strategic acquisitions and divestitures. In addition, while at Pfizer, Dr. Eagle oversaw extensive oncology clinical trial programs, multiple regulatory and payer approvals across Pfizer’s oncology portfolio, health outcomes assessments and scientific collaborations with key global research organizations like the National Cancer Institute (NCI), and the European Organisation for Research and Treatment of Cancer (EORTC), and led worldwide development of several compounds including celecoxib, aromasin, irinotecan, dalteparin and ozagomicin. Dr. Eagle currently serves as a member of the board of directors and chair of the Science and Policy Committee of Pierian Biosciences, a privately held life sciences company. Dr. Eagle attended Medical School at the University of New South Wales, Sydney, Australia and received his general internist training at Royal North Shore Hospital in Sydney. He completed his hemato-oncology and laboratory hematology training at Royal Prince Alfred Hospital in Sydney and was granted Fellowship in the Royal Australasian College of Physicians (FRACP) and the Royal College of Pathologists Australasia (FRCPA). After his training, Dr. Eagle performed basic research at the Royal Prince of Wales hospital to develop a new monoclonal antibody to inhibit platelets before moving into the pharmaceutical industry. Dr. Eagle’s qualifications to sit on the Board include his long and successful career in the international pharmaceutical industry, his senior executive experience in areas such as business growth, strategic alliances and mergers and acquisition transactions, his experience as a member of both public and private company boards in the healthcare and life science industries, and his wealth of oncology experience, including leading and participating in scientific research, regulatory, pricing & re-imbursement negotiations for compounds in therapeutic areas.

Christopher C. Schreiber has been our director since August 8, 2017 and he previously at various times as our Chief Executive Officer, President, and Executive Chairman of the Board. Mr. Schreiber combines over 30 years of experience in the securities industry. As the Managing Director of Capital Markets at Taglich Brothers, Inc., Mr. Schreiber builds upon his extensive background in capital markets, deal structures, and syndications. Prior to his time at Taglich Brothers, Inc., he was a member of the board of directors of Paulson Investment Company, a 40-year-old full service investment banking firm. In addition, Mr. Schreiber serves as a director and partner of Long Island Express North, an elite lacrosse training organization for teams and individuals. He also volunteers on the board of directors for Fox Lane Youth Lacrosse, a community youth program. Mr. Schreiber is a graduate of Johns Hopkins University, where he received a bachelor’s degree in Political Science. Mr. Schreiber’s qualifications to sit on the Board include his financial expertise and his experience with the Company.

Joshua Silverman has been our director since September 6, 2018 and currently serves as Chairman of the Board. Prior to the completion of the Merger, Mr. Silverman was also the lead independent director. Mr. Silverman currently serves as the managing member of Parkfield Funding LLC. Mr. Silverman was the co-founder, and a principal and managing partner of Iroquois Capital Management, LLC (“Iroquois”), an investment advisory firm. Since its inception in 2003 until July 2016, Mr. Silverman served as co-chief investment officer of Iroquois. While at Iroquois, he designed and executed complex transactions, structuring and negotiating investments in both public and private companies and has often been called upon by the companies solve inefficiencies as they relate to corporate structure, cash flow, and management. From 2000 to 2003, Mr. Silverman served as co-chief investment officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as assistant press secretary to the president of the United States. Mr. Silverman currently serves as a director of Ayro Inc., Pharmacyte, Inc., Synaptogenix, Inc. and Petros Pharmaceutical, Inc., all of which are public companies. He previously served as a director of National Holdings Corporation from July 2014 through August 2016 and as a director of Marker Therapeutics, Inc. from August 2016 until October 2018. Mr. Silverman received his B.A. from Lehigh University in 1992. Mr. Silverman’s qualifications to sit on the Board include his experience as an investment banker, management consultant and as a director of numerous public companies.

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Jude Uzonwanne has been our director since April 16, 2021. Mr. Uzonwanne is currently the Chief Business Officer for 54gene, Inc., a US based biopharmaceutical company focused on developing new genomic based drugs. Prior to 54gene, he was a Principal with ZS Associates, Inc., a consulting and professional services firm focusing on consulting, software and technology that provides services for clients in the private equity, healthcare, and technology industries, a position he has held since January 2021. Prior to joining ZS Associates, Mr. Uzonwanne was a Principal at IQVIA, Inc. from 2018 to 2020, where he served as the head of the firm’s US Financial Investors Consulting practice and as management consulting lead for IQVIA’s service to a top-6 global pharmaceutical company and select emerging biopharmaceutical companies. Prior to joining IQVIA, Mr. Uzonwanne served as Vice President (Associate Partner) at EY-Parthenon LLP from 2016 to 2018, where he managed teams advising corporate and private equity investors on a range of commercial due diligence targets in healthcare strategies and advised clients on growth accelerating strategies and investments. Prior to this role, Mr. Uzonwanne has worked for several other companies including Bain & Company, Dalberg Global Development Advisers, the Bill and Melinda Gates Foundation, and Monitor Group. Since 2019, Mr. Uzonwanne has served as a member of the board of directors of Bonita Foods, a privately held emerging market specialty food and snacks company. Mr. Uzonwanne is a graduate of Swarthmore College (double Honors B.A in Economics and Political Science). Mr. Uzonwanne’s qualifications to sit on the Board include his experience as a corporate strategy and transaction services adviser in the healthcare markets globally.

Bill J. White has been our director since August 8, 2017. Mr. White has more than 30 years of experience in financial management, operations and business development. He currently serves as chief financial officer, treasurer and secretary of Intellicheck, Inc., a technology company listed on the NYSE MKT. Prior to working at Intellicheck, Inc., he served 11 years as the chief financial officer, secretary and treasurer of FocusMicro, Inc. (“FM”). As co-founder of FM, Mr. White played an integral role in growing the business from the company’s inception to over $36 million in annual revenue in a five-year period. Mr. White has broad domestic and international experience including managing rapid and significant growth, import/export, implementing tough cost management initiatives, exploiting new growth opportunities, merger and acquisitions, strategic planning, resource allocation, tax compliance and organization development. Prior to co-founding FM, he served 15 years in various financial leadership positions in the government sector. Mr. White started his career in Public Accounting. Mr. White holds a Bachelor of Arts in Business Administration from Washington State University and is a Certified Fraud Examiner. Mr. White was selected to serve on the Board in part because of his significant financial and accounting experience with public companies.

Family Relationships

There are no family relationships between any of our officers or directors.

Required Vote and Board Recommendation

If a quorum is present and voting, the six Company Nominees receiving the highest number of votes will be elected as directors.

The Board recommends that you vote “FOR” each Company Nominee.

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Corporate Governance

MyMD, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Corporate Governance Reforms

On May 28, 2020, the United States District Court for the District of New Jersey approved that certain Amended Stipulation and Agreement of Settlement, dated October 1, 2019 (the “Settlement”) among the settling parties in connection with a consolidated shareholder derivative action, Case No.: 2:18-cv-15992. Pursuant to the Settlement, effective as of July 21, 2020, we made various modifications to our corporate governance and business ethics practices as further discussed below.

Code of Business Ethics and Conduct and Whistleblower Policy

We have adopted a Code of Business Ethics and Conduct, which applies to our Board, our executive officers and our employees, outlines the broad principles of ethical business conduct we adopted, covering subject areas such as, compliance with applicable laws and regulations, handling of books and records, public disclosure reporting, insider trading, conflicts of interest, competition and fair dealing, and other violations. Our Code of Business Ethics and Conduct is available on our website at www.mymd.com in the “Corporate Governance” section found under the “Investors” tab. Pursuant to the Settlement, we conduct a review of our Code of Business Ethics and Conduct on an annual basis and to monitor compliance. We intend to disclose any amendments to, or waivers from, our Code of Business Ethics and Conduct at the same website address provided above.

In addition, pursuant to the Settlement, we adopted a Whistleblower Policy to encourage employees, officers and directors to bring forward ethical and legal violations. We have disclosed a copy of the Whistleblower Policy, and intend to disclose any amendments to the Whistleblower Policy, at the same website address provided above.

Pursuant to the Settlement, we formed a Risk and Disclosure Committee, which is served by the members of the Audit Committee, which reviews our ethics and risk program and internal controls over compliance and identifies and recommends to the Board any changes that it deemed necessary. The Risk and Disclosure Committee also monitors compliance with our Code of Business Ethics and Conduct, reviews and evaluates our public disclosures and disclosure controls and procedures and handles any whistleblower complaints.

Board Composition and Committees

Our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), and our Amended and Restated Bylaws (“Bylaws”) provide that our Board will consist of a number of directors to be determined from time to time solely by resolution of the Board, which is currently set at seven directors. Vacancies or newly created directorships resulting from an increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

Board Diversity

We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

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Director Independence

We are currently listed on the Nasdaq Capital Market and therefore rely on the definition of independence set forth in the Nasdaq Listing Rules (“Nasdaq Rules”). Under the Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director concerning his background, employment, share ownership, and affiliations with other board members, shareholders, business, contractor and family relationships, as well as the amount of the compensation we pay to each director, we have determined that Mr. Silverman, Mr. White, Dr. Eagle, and Mr. Uzonwanne have no material relationships with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is defined in the Nasdaq Listing Rules.

Pursuant to the Settlement, we also adopted amendments to our Bylaws to require that at least 50% of the Board qualify as “independent directors” under the Nasdaq Rules and that the Chairman of the Board be an independent director. We are currently in compliance with these requirements.

Board Committees, Meetings and Attendance

During 2021, the Board met in person and telephonically 6 times and also acted by unanimous written consent. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve, and each annual meeting of stockholders, either in person or by teleconference. During 2021, each director attended at least seventy-five percent (75%) of the total number of meetings held by the Board and Board committees of which such director was a member, except that Mr. Uzonwanne attended less than 75% of the total aggregate number of meetings of the Board and of the committees on which he served during the period when he was a member of the Board and of such committees. All six of the directors then in office attended our 2021 annual meeting of stockholders. Pursuant to the Settlement, we adopted amendments to our Bylaws to require at least until July 21, 2024 (i) attendance of each member of the Board at our annual meeting of shareholders in person, absent extraordinary circumstances and (ii) no less than four (4) executive session per year among independent directors following each Board meeting.

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Risk and Disclosure Committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by our Board. The current charter of each of these committees is available on our website at www.mymd.com in the “Corporate Governance” section under “Investors.” Pursuant to the Settlement, we adopted several amendments to the committee charters. We disclosed these amendments and intend to disclose any future amendments to the charters of these committees at the same website address provided above.

As of October 18, 2021, the following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation Committee	Nomination Corporate Governance Committee	Risk and Disclosure Committee
Chris Chapman, M.D.
Craig Eagle, M.D.		Member
Christopher C. Schreiber
Joshua Silverman	Member	Chair	Member	Member
Jude Uzonwanne	Member	Member	Chair	Member
Bill J. White	Chair		Member	Chair

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Audit Committee

Our Audit Committee is responsible for, among other matters:

●	monitoring the integrity of our financial reporting process, including critical accounting policies and estimates, and systems of internal controls regarding finance, accounting, legal and regulatory compliance;

●	monitoring the independence and performance of our independent auditors and our accounting personnel;

●	providing an avenue of communication among the independent auditors, management, our accounting personnel, and the Board;

●	appointing and providing oversight for the independent auditors engaged to perform the audit of the financial statements;

●	discussing the scope of the independent auditors’ examination;

●	reviewing the financial statements and the independent auditors’ report;

●	reviewing areas of potential significant financial risk and exposure to us, to the extent that there are any, and assess the steps management has taken to monitor such risks;

●	monitoring compliance with legal and regulatory requirements;

●	soliciting recommendations from the independent auditors regarding internal controls and other matters;

●	making recommendations to the Board;

●	resolving any disagreements between management and the auditors regarding financial reporting;

●	preparing the report required by Item 407(d) of Regulation S-K, as required by the rules of the SEC;

●	reviewing issues regarding accounting principles and financial statement presentation (including any significant changes in our selection or application of accounting principles); and

●	reviewing the effectiveness of any special accounting steps adopted in light of identified significant and/or material control deficiencies.

Our Audit Committee is composed of Bill J. White (Chair), Joshua Silverman, and Jude Uzonwanne. Our Board has determined that each of the current members of the Audit Committee is independent in accordance with Nasdaq Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has also reviewed the education, experience and other qualifications of each member of the Audit Committee. Based upon that review, our Board has determined that Mr. White qualifies as an “audit committee financial expert,” as defined by the rules of the SEC. The Audit Committee met 4 times during 2021.

Compensation Committee

Our Compensation Committee is responsible for, among other matters:

●	reviewing and approving on an annual basis goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of those goals and objectives, and determining the compensation of our Chief Executive Officer based on this evaluation or recommending such goals, objectives and compensation of our Chief Executive Officer’s to the Board for its approval;

●	reviewing and approving on an annual basis the compensation of our executive officers other than our Chief Executive Officer;

●	reviewing on an annual basis the fees and equity compensation paid to the Company’s non-employee directors for service on the Board and Board committees and recommending any changes to the Board as necessary;

●	selecting, retaining and terminating any compensation consultant to be used by the Compensation Committee or us to assist in the evaluation of the compensation of non-employee directors, the Chief Executive Officer or the other executive officers and approving such compensation consultant’s fees and other retention terms, and overseeing the work of such compensation consultant;

●	reviewing, approving and, when appropriate, making recommendations to the Board for approval, incentive-compensation programs and equity-based plans and the adoption of or material changes in material employee benefit, bonus, severance and other compensation plans;

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●	reviewing and approving and, when appropriate, recommending to the Board for approval, any employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or the Board which includes the ability to adopt, amend and terminate such agreements, arrangements or plans;

●	determining and approving the options and other equity-based compensation to be granted to executive officers, including the Chief Executive Officer, and non-employee directors; and

●	in conjunction with the Chief Executive Officer, determining the issuance of options and other equity-based compensation under the Company’s incentive compensation and other stock-based plans to all other officers and employees.

Our Compensation Committee is composed of Joshua Silverman (Chair), Craig Eagle, M.D., and Jude Uzonwanne. Our Board has determined that each of the current members of the Compensation Committee is independent in accordance with Nasdaq Rules. The Compensation Committee may delegate the determination with respect to persons other than officers to the Chief Executive Officer but will approve the aggregate amount granted to all employees and all new hire grants. The Compensation Committee held no meetings in 2021 but acted several times by unanimous written consent. The Compensation Committee did not engage any consultants in determining or recommending the amount or form of executive and director compensation during 2021.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other matters:

●	overseeing the administration of our Code of Business Ethics and Conduct and related policies;

●	leading the search for and recommending individuals qualified to become members of the Board, and selecting director nominees to be presented for election by the shareholders at each annual meeting;

●	ensuring, in cooperation with the Compensation Committee, that no agreements or arrangements are made with directors or relatives of directors for providing professional or consulting services to us or our affiliate or individual officer or one of their affiliated, without appropriate review and evaluation for conflicts of interest;

●	ensuring that Board members do not serve on more than six other for-profit public company boards that have a class of securities registered under the Exchange Act in addition to the Board;

●	reviewing the Board’s committee structure and to recommend to the Board for its approval;

●	reviewing recommendations received from shareholders for persons to be considered for nomination to the Board;

●	monitoring compliance with our corporate governance guidelines;

●	developing and implementing an annual self-evaluation of the Board, both individually and as a Board, and of its committees;

●	reviewing and recommending changes to procedures whereby shareholders may communicate with the Board;

●	assessing the independence of directors annually and report to the Board; and

●	recommending to the Board for its approval, the leadership structure of the Board, including whether the Board should have an executive or non-executive Chairman, whether the roles of Chairman and Chief Executive Officer should combine, and whether a Lead Director of the Board should be appointed; provided that such structure shall be subject to the bylaws of the Company then in effect.

Our Nominating and Corporate Governance Committee is composed of Jude Uzonwanne (Chair), Bill J. White, and Joshua Silverman. Each of the current appointed Nominating and Corporate Governance Committee members is “independent” within the meaning of the Nasdaq Rules. The Nominating and Corporate Governance Committee held no meetings in 2021 but acted several times by unanimous written consent.

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The Nominating and Corporate Governance Committee evaluates each director on an annual basis in accordance with the Company’s Director Evaluation Policy, which was implemented pursuant to the Settlement. The policy calls for each director to fill out a Skills Matrix form identifying relevant skills that her or she possesses, along with a brief explanation of the basis for each skill claimed. The director is then interviewed by a member of the Nominating and Corporate Governance Committee in order to discuss:

●	the director’s strengths and contributions to the Board;

●	any gaps in the director’s skills an performance;

●	the director’s thoughts of the Board’s performance over the past year; and

●	the evaluator’s recommendations for how the director can improve.

The evaluator then fills out a Director Evaluation Scorecard based on the interview, and the Nominating and Corporate Governance Committee reviews the Director Evaluation Scorecards along with the Skills Matrices and reports its findings to the Board. The Director Evaluation Policy, as well as the most recent Skills Matrix and the Scorecard form, are available on our website at www.mymd.com in the “About Us” section under “Team.” Based on the latest evaluation, the Nominating and Corporate Governance Committee did not identify any issues that merited reporting to or action by the Board.

Risk and Disclosure Committee

Our Risk and Disclosure Committee is responsible for, among other matters:

●	reviewing the effectiveness of our Code of Ethics annually, including our ethics and risk program, and recommending to the Board any changes to our policies and internal controls as necessary;

●	monitoring compliance with our Code of Ethics, and specifically reviewing and evaluating our public disclosures and annually reviewing and evaluating our disclosure controls and procedures;

●	reviewing and approving any waivers of provisions of the Code of Ethics;

●	addressing any whistleblower complaints and ensuring that all whistleblower complaints are appropriately reviewed by the Risk and Disclosure Committee and that any appropriate remedial action if necessary is taken based on the results of its review; and

●	ensuring that non-retaliation policies are instituted and strictly complied with in order to protect any Company employee who reports a whistleblower complaint.

Our Risk and Disclosure Committee is composed of Bill J. White (Chair), Joshua Silverman and Jude Uzonwanne. Our Board has determined that each of the current members of the Risk and Disclosure Committee is independent in accordance with Nasdaq Rules. The Risk and Disclosure Committee held no meetings during 2021.

Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during 2021.

Our Charter and Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our Annual Meeting. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the Company within the last three years, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Board, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request. Stockholder recommendations to the Board should be sent to:

MyMD Pharmaceuticals, Inc.
855 N. Wolfe Street, Suite 601
Baltimore, MD 21205
Attention: General Counsel

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Such nomination must satisfy the notice, information and consent requirements set forth in our Charter and Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” below.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

●	the appropriate size and diversity of our Board;

●	our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and

●	balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee will seek to identify new candidates for the Board. The Nominating and Corporate Governance Committee shall then initially evaluate a prospective nominee on the basis of his or her resume and other background information that has been made available to the committee. A member of the Nominating and Corporate Governance Committee will contact for further review those candidates who the committee believes are qualified, who may fulfill a specific board need and who would otherwise best make a contribution to the Board. If, after further discussions with the candidate, and other further review and consideration as necessary, the Nominating and Corporate Governance Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

Board Leadership Structure and Role in Risk Oversight

Our Board currently consists of six directors. Pursuant to the Settlement, we adopted amendments to our Bylaws to separate the roles of Chairman of the Board and Chief Executive Officer prior to November 28, 2020. The Settlement required that by November 28, 2020, our Chairman of the Board and Chief Executive Officer positions be occupied by different individuals, and that the Chairman of the Board position be held by an independent director. Furthermore, the role of the Chairman of the Board will be rotated among the independent directors every five 5 years. Currently, Josh Silverman, an independent director, serves as the Chairman of the Board, and Christopher C. Chapman performs the role of principal executive officer, serving as our President and Chief Medical Officer.

Our Audit Committee has primarily been responsible for overseeing the Company’s risk management processes on behalf of the full Board. The Audit Committee receives reports from management concerning the Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board, which also considers the Company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy. In addition, as part of its oversight of our Company’s executive compensation program, the Compensation Committee considers the impact of such program, and the incentives created by the compensation awards that it administers, on our Company’s risk profile. In addition, the Compensation Committee reviews all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company. The Compensation Committee has determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

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We also established a Risk and Disclosure Committee, which is primarily responsible for overseeing the Company’s ethics and risk program and internal controls over compliance. In addition, the Risk and Disclosure Committee reports to the full Board, which also considers the Company’s risk profile.

We are continuing to review our established controls and procedures that involve cybersecurity matters to determine any other material impacts to our financial results, operations, and/or reputation to insure such incidents are immediately reported by management to the Board, or individual members or committees thereof, as appropriate, in accordance with our escalation framework and insure we have established procedures to ensure that management responsible for overseeing the effectiveness of disclosure controls is informed in a timely manner of known cybersecurity risks and incidents that may materially impact our operations and that timely public disclosure is made as appropriate.

Communications with Directors

Stockholders and other interested parties may send correspondence by mail to the full Board or to individual directors. Stockholders should address such correspondence to the Board or the relevant Board members in care of: MyMD Pharmaceuticals, Inc., 855 N. Wolfe Street, Suite 601, Baltimore, MD 21205, Attention: General Counsel.

All such correspondence will be compiled by our General Counsel and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the Board, one of the committees of the Board, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by the officers or their designees and will be forwarded to such persons accordingly. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our General Counsel or another appropriate person.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Anti-Hedging and Anti-Pledging Policies

We do not have any policy governing the ability of employees (including officers) or directors of the registrant, or any of their designees, to purchase financial instruments or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities that may have been granted to such employee or director as part of their compensation or that may be otherwise held, directly or indirectly, by such employee or director.

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Director Compensation

Effective as of 4:05 pm Eastern Time on April 16, 2021, we filed an amendment to our Charter to effect a reverse stock split (the “Reverse Split”) of the issued and outstanding shares of our Common Stock, at a ratio of one share for two shares. Unless otherwise provided, all share amounts in this Proxy Statement as of a date or for periods that precede the Reverse Split have been adjusted to give effect to the Reverse Split.

Director Compensation Table

The following table presents the total compensation for each person who served as a member of our Board during 2021 for services to the Company, except for Dr. Chapman and Mr. Schreiber, whose compensation is reported under the Summary Compensation Table. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board during 2021.

Name	Fees earned or paid in cash ($)	Stock Awards ($) (1)	Total ($)
Josh Silverman (2)	216,000	4,854,000	5,070,000
Bill J. White (3)	96,000	1,213,500	1,309,500
Robert Schroeder (4)	64,000	-	64,000
Craig Eagle, M.D (5)	67,736	1,213,500	1,281,236
Jude Uzonwanne (6)	67,736	1,213,500	1,281,236

(1)	In accordance with SEC rules, this column reflects the aggregate fair value of stock awards granted during the fiscal year ended December 31, 2021, computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification (“FASB ASC”) Topic 718 for share-based compensation transactions.

(2)	As of December 31, 2021, Mr. Silverman had 673,776 outstanding restricted stock units (“RSUs”).

(3)	As of December 31, 2021, Mr. White had 223,776 outstanding RSUs.

(4)	Mr. Schroeder passed away on September 1, 2021. As of December 31, 2021, Mr. Schroeder (or his heirs or devisees) had 29,837 outstanding RSUs.

(5)	Dr. Eagle was appointed to the Board on April 16, 2021. As of December 31, 2021, Dr. Eagle had 150,000 outstanding RSUs.

(6)	Mr. Uzonwanne was appointed to the Board on April 16, 2021. As of December 31, 2021, Mr. Uzonwanne had 150,000 outstanding RSUs.

Narrative Disclosure to Director Compensation Table

As approved by the Compensation Committee of the Board on March 29, 2019, beginning in April 2019, each serving director who is not also holding a position as an executive officer is paid $8,000 per month. On or around May 2020, the Compensation Committee of the Board approved payments to Mr. Silverman of $18,000 per month, beginning in May 2020. All director fees were paid on a monthly basis. There was no other compensation for directors during the year ended December 31, 2021.

On September 11, 2020, the Compensation Committee of the Board approved the grant of 131,750 RSUs to Mr. Schreiber, 109,500 RSUs to each of Mr. Silverman and Mr. White; and 43,930 RSUs to Mr. Schroeder. The RSUs were granted under the 2018 Stock Incentive Plan (as amended, the “2018 Plan”), with 50% to vest on the first anniversary of the date of grant, and the remaining 50% to vest on the second anniversary of the date of grant, provided that the RSUs shall vest immediately upon the occurrence of (i) a change in control, provided that the grantee is employed or providing services to us and our affiliates on the closing date of such change in control, (ii) the grantee’s termination of employment or services to us and our affiliates by reason of death or disability, or (iii) the grantee’s termination of employment or services to us without cause. At our election, the vested RSUs may be settled for cash. On April 16, 2021, concurrently with the closing of the merger (the “Merger”) by and between XYZ Merger Sub Inc., a Florida corporation and wholly owned subsidiary of the Company, and MyMD Pharmaceuticals (Florida), Inc., a Florida corporation formerly known as MyMD Pharmaceuticals, Inc. (“MyMD Florida”), pursuant to the terms of the RSU agreements between the Company and the four directors listed above, the 394,680 RSUs granted on September 11, 2020 under the 2018 Plan that remained unvested accelerated and vested in full.

On November 23, 2020, we retained Taglich Brothers on a non-exclusive basis as a consultant to render consulting services, assist with review, and analysis of, financial planning and budgeting matters of the Company for a term of 12 months. Pursuant to the Consulting Agreement with Taglich Brothers, we agreed to pay Taglich Brothers $10,000 per month.

Mr. Schreiber is the managing director of capital markets at Taglich Brothers. This agreement was terminated without penalty effective August 31, 2021. Mr. Schroeder was the vice president of investment banking at Taglich Brothers until his death on September 1, 2021.

On October 14, 2021, the Compensation Committee of the Board authorized the issuance of 2,795,000 RSUs with a fair market value of $8.09 per RSU to the directors and key employees of the Company. These RSUs will vest in thirds when certain market capitalization milestones are met and maintained for twenty consecutive trading sessions. Upon achievement of a vesting milestone, the expenses related to the vested RSUs will be recorded at the fair market value of Common Stock on the date of vesting.

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Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our voting securities as of October 18, 2022 by (i) each person known to us to beneficially own five percent (5%) or more of any class of our voting securities; (ii) each of our named executive officers and directors; and (iii) all of our directors and executive officers as a group. The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o MyMD Pharmaceuticals, Inc., 855 N. Wolfe Street, Suite 601, Baltimore, MD 21205. Percentage of Common Stock ownership is based on 39,470,009 shares of Common Stock issued and outstanding as of October 18, 2022. Percentage of Series D Preferred Stock ownership is based on 72,992 shares of Series D Preferred Stock issued and outstanding as of October 18, 2022.

The number of shares of Common Stock beneficially owned by the principal stockholders and the percentage of shares outstanding, as set forth below, take into account certain limitations on the exercise of warrants to purchase Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within sixty (60) days of October 18, 2022 by that stockholder are deemed outstanding.

Name	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Class	Number of Shares of Series D Preferred Stock Beneficially Owned	Percentage of Class	Total Voting Power
5% Beneficial Owner
Iroquois Capital Management LLC (2)	1,418,665	4.99%	-	*	4.99%
Richard Abbe / Iroquois Capital Investment Group LLC (2)	2,327,987	6.84%	-	*	6.83%
Caroline Williams / Starwood Trust (3)	5,020,182	12.32%	-	*	12.31%
Premas Biotech PVT Ltd. (4)	103,782	*	72,992	100%	*
Samuel Duffey (5)	2,241,812	5.65%		*	5.65%

Named Executive Officers and Directors
Joshua Silverman (6)	88,776	*	-	*	*
Bill J White (7)	73,776	*	-	*	*
Craig Eagle, M.D. (8)	482,375	1.21%	-	*	1.21%
Jude Uzonwanne (9)	115,770	*	-	*	*
Christopher C Schreiber (10)	88,238	*	-	*	*
Christopher Chapman, M.D. (11)	289,425	*	-	*	*
Adam Kaplin, M.D., PhD (12)	154,360	*	-	*	*
Paul Rivard (13)	169,360	*	-	*	*
All current executive officers and Directors as a group (9 persons)	1,462,080	3.57%	-	*	3.57%

* Less than 1%.

(1)	Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assume the exercise of all options and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of October 18, 2022, except as otherwise noted. Shares issuable pursuant to the exercise of stock options and other securities convertible into Common Stock exercisable within 60 days are deemed outstanding and held by the holder of such options or other securities for computing the percentage of outstanding Common Stock beneficially owned by such person but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person. Percentage of Common Stock ownership is based on 39,470,009 shares of Common Stock issued and outstanding as of October 18, 2022.

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(2)

This information is based on a Schedule 13G/A filed with the SEC on February 22, 2022 by Iroquois Capital Management, LLC (“Iroquois Capital”) and on information available to the Company. The principal business office is 125 Park Avenue, 25th Floor, New York, NY 10017. Iroquois Capital is the investment advisor for Iroquois Master Fund, Ltd. (“IMF”). As directors of IMF, Kimberly Page and Richard Abbe make voting and investment decisions on behalf of IMF. As a result of the foregoing, Ms. Page and Mr. Abbe may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by Iroquois Capital and IMF. The shares and percentages included in the table report the number of shares and percentages of beneficial ownership, respectively, that would be issuable after giving effect to the 9.99% beneficial ownership blocker included in the Pre-Funded Warrants and the warrants (or the 4.99% beneficial ownership blocker in the case of warrants issued in the registered direct offering that closed on August 17, 2022 (the “August 2022 Offering”)).

IMF owns 613,307 shares of Common Stock (including 352,941 shares issued to IMF in the August 2022 Offering), Pre-Funded Warrants to purchase 385,135 shares of Common Stock (all of which are subject to a 9.99% beneficial ownership blocker) and warrants to purchase 773,164 shares of Common Stock (352,941 shares of which underly warrants issued to IMF in the August 2022 Offering, which are subject to a 4.99% beneficial ownership blocker, and the remainder of which are subject to a 9.99% beneficial ownership blocker).

Mr. Abbe has voting control and investment discretion over securities held by Iroquois Capital Investment Group LLC (“ICIG”). As such, Mr. Abbe may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by ICIG. ICIG owns 2,153,536 shares of Common Stock (including 235,294 shares issued to ICIG in the August 2022 Offering), Pre-Funded Warrants to purchase 135,135 shares of Common Stock (all of which are subject to a 9.99% beneficial ownership blocker) and warrants to purchase 659,039 shares of Common Stock (235,294 shares of which underly warrants issued to ICIG in the August 2022 Offering, which are subject to a 4.99% beneficial ownership blocker, and the remainder of which are subject to a 9.99% beneficial ownership blocker). In addition, by virtue of his position as a custodian or trustee of certain Accounts (The Samantha Abbe Irrevocable Trust, The Talia Abbe Irrevocable Trust and The Bennett Abbe Irrevocable Trust), Mr. Abbe may be deemed to be the beneficial owner of the 115,770 shares of Common Stock held in aggregate by such Accounts. In addition, by virtue of his position as trustee of the Abbe Berman Foundation, Mr. Abbe may be deemed to be the beneficial owner of the 49,110 shares of Common Stock held by the Abbe Berman Foundation.

(3)

This information is based on a Schedule 13D filed with the SEC on April 16, 2021 by Caroline Williams, Individually and as Trustee of the Starwood Trust (“Trust”). The Schedule 13D reports shared voting power for 3,747,210 shares of Common Stock and shared dispositive power for 3,747,210 shares of Common Stock. The Common Stock is held directly by the Trust. As trustee of the Trust, Ms. Williams makes voting and investment decisions on behalf of the Trust. As a result of the foregoing, Ms. Williams may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange) of the securities held by The Starwood Trust. The principal business address of The Starwood Trust is 324 South Hyde Park Avenue, Suite 350, Tampa, Florida 33606. The Trust owns 2,471,479 shares of Common Stock and options to purchase 1,275,731 shares of Common Stock.

Ms. Williams individually owns 1,272,972 shares of Common Stock as such is deemed to have beneficial ownership.

(4)	On March 23, 2020, Premas Biotech PVT., Ltd received 103,782 shares of Common Stock and 72,992 shares of Series D Convertible Preferred Stock as partial compensation for their rights to Cystron.

Prabuddha Kundu has sole voting and dispositive power over the securities held for this account.

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(5)

This information is based on a Schedule 13D filed with the SEC on September 8, 2022 by Samuel Duffey, individually and as trustee of the Rachel Jean Williams 2021 Irrevocable Trust (“RJW Trust”). The Schedule 13D reports that Mr. Duffey holds sole voting and dispositive power over 968,841 shares of Common Stock, which includes (i) 775,891 shares of Common Stock and (ii) 192,950 shares of Common Stock that may be acquired by Mr. Duffey pursuant to options. Mr. Duffey holds shared voting and dispositive power with respect to 1,272,971 shares of Common Stock that are held by the Trust as its sole trustee.

The principal business address of Mr. Duffey is 8771 Grey Oaks Ave., Sarasota, Florida 34238.

(6)	Represents (i) 15,000 shares of Common Stock by Mr. Silverman and (ii) 73,776 RSU awards to Mr. Silverman that are vested or scheduled to vest within 60 days of the Record Date.

(7)	Represents 73,776 RSU awards to Mr. White that are vested or scheduled to vest within 60 days of the Record Date.

(8)	Dr. Eagle individually owns 482,375 shares of Common Stock issuable upon the exercise of options which vested immediately upon grant and expire April 16, 2023.

(9)	Represents 115,770 shares of Common Stock issuable upon the exercise of options held by Mr. Uzonwanne exercisable within 60 days of the Record Date.

(10)	Represents 88,238 RSU awards to Mr. Schreiber that are vested or scheduled to vest within 60 days of the Record Date.

(11)	Dr. Chapman individually owns 289,425 shares of Common Stock issuable upon the exercise of options which vested immediately upon grant and expire on April 23, 2023.

(12)	Dr. Kaplin individually owns 154,360 shares of Common Stock issuable upon the exercise of options which options vested immediately upon grant and expire April 16, 2023.

(13)	Mr. Rivard individually owns 15,000 shares of Common Stock and 77,180 shares of Common Stock issuable upon the exercise of options which fully vested upon grant and expire on April 16, 2023. The Paul & Jennifer Rivard Revocable Living Trust (the “Rivard Trust”) owns 77,180 shares of Common Stock issuable upon the exercise of options which fully vested upon grant and expire on April 16, 2023. Mr. Rivard makes voting and investment decisions on behalf of the Rivard Trust. As a result of the foregoing, Mr. Rivard may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of securities held by the Rivard Trust.

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Certain Relationships and Related Transactions

Transactions with related persons are governed by our Code of Business Ethics and Conduct, which applies to all of our employees, as well as each of our directors and certain persons performing services for us. This code covers a wide range of potential activities, including, among others, conflicts of interest, self-dealing and related party transactions. Waiver of the policies set forth in this code will only be permitted when circumstances warrant. Such waivers for directors and executive officers, or that provide a benefit to a director or executive officer, may be made only by the Board, as a whole, or the Audit Committee and must be promptly disclosed as required by applicable law or regulation. Absent such a review and approval process in conformity with the applicable guidelines relating to the particular transaction under consideration, such arrangements are not permitted. All related party transactions for which disclosure is required to be provided herein were approved in accordance with our Code of Business Ethics and Conduct and Whistleblower Policy.

Other than compensation agreements and other arrangements which are described under “Executive Compensation” herein, since January 1, 2020, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed the lesser of $120,000 or the average of our total assets at year-end for the last two completed fiscal years and in which any director, executive officer, holder of 5% or more of any class of our capital stock, or any member of their immediate family had or will have a direct or indirect material interest.

On November 11, 2020, the Company entered into a Securities Purchase Agreement (the “Private Placement SPA”) with certain institutional and accredited investors (the “SPA Purchasers”), including IMF and its affiliate, ICIG, Intracoastal Capital, LLC (“Intracoastal”) and Mainfield Enterprises Inc. (“Mainfield”), pursuant to which the Company agreed to issue and sell to the SPA Purchasers certain securities in a private placement (the “Private Placement”). In connection with the Private Placement, IMF and ICIG received an aggregate of 1,040,540 shares of Common Stock (520,270 after giving effect to the Reverse Split), 1,040,540 pre-funded warrants to purchase shares of Common Stock (520,270 after giving effect to the Reverse Split) and warrants to purchase 2,081,020 shares of Common Stock (1,040,510 after giving effect to the Reverse Split); Intracoastal received 729,729 shares of Common Stock(364,865 after giving effect to the Reverse Split), and warrants to purchase 729,729 shares of Common Stock (364,865 after giving effect to the Reverse Split), and Mainfield received 1,081,081 shares of Common Stock (540,541 after giving effect to the Reverse Split), and warrants to purchase 1,081,081 shares of Common Stock (540,541 after giving effect to the Reverse Split).

Related Party Transactions of MyMD Florida

On November 11, 2020, in connection with the merger (the “Merger”) by and between XYZ Merger Sub Inc., a Florida corporation and wholly owned subsidiary of the Company, and MyMD Pharmaceuticals (Florida), Inc., a Florida corporation formerly known as MyMD Pharmaceuticals, Inc. (“MyMD Florida”), MyMD Florida entered into the Supera Asset Purchase Agreement, pursuant to which MyMD Florida agreed to acquire from Supera substantially all of the assets (including all rights to Supera-1R) and certain obligations of Supera in consideration of the issuance to Supera of an aggregate of 33,937,909 shares of MyMD Florida common stock. After giving effect to the exchange ratio used to calculate consideration for shares of MyMD Florida following the Merger (the “Exchange Ratio”) and the Reverse Split, such shares of MyMD Florida common stock are equivalent to 13,096,639 shares of the Company’s Common Stock. Supera is owned principally by The Starwood Trust, a trust for which MyMD Florida’s founder Jonnie R. Williams, Sr. was the settlor/grantor; Mr. Williams did not have voting or investment power of the MyMD Florida shares held by the trust. Supera is a Florida corporation that was incorporated in September 2018 by Mr. Williams and The Starwood Trust to develop and commercialize Supera-1R, and in December 2018, Mr. Williams assigned his rights and intellectual property relating to Supera-1R to Supera. As partial consideration for such assignment, Supera has granted to SRQ Patent Holdings II, a royalty with respect to product sales and other consideration arising from the assigned intellectual property.

On November 11, 2020, Supera entered into an Amended and Restated Confirmatory Patent Assignment and Royalty Agreement, with SRQ Patent Holdings II under which Supera (or its successor) is obligated to pay to SRQ Patent Holdings II (or its designees) certain royalties on product sales or other revenue received on products that incorporate or are covered by the intellectual property that was assigned to Supera by Mr. Williams. The royalty is equal to 8% of the net sales price on products sales and, without duplication, 8% of milestone revenue or sublicense compensation. This agreement was assumed by MyMD Florida in connection with the Supera Purchase and remained in place following the Merger. SRQ Patent Holdings II is an affiliate of Mr. Williams.

On November 11, 2020 MyMD Florida entered into an Amended and Restated Confirmatory Patent Assignment and Royalty Agreement with SRQ Patent Holdings under which MyMD Florida (or its successor) would be obligated to pay to SRQ Patent Holdings (or other designees) certain royalties on product sales or other revenue received on products that incorporate or are covered by the intellectual property that was assigned to MyMD Florida by SRQ Patent Holdings. The royalty is equal to 8% of the net sales price on product sales and, without duplication, 8% of milestone revenue or sublicense compensation. This agreement remained in place following the Merger. SRQ Patent Holdings is an affiliate of Mr. Williams.

On November 11, 2020, MyMD Florida, The Starwood Trust and Mr. Williams agreed to cancel options to purchase an aggregate of 31,300,000 of MyMD Florida common stock and terminate the underlying stock option award agreements. After giving effect to the Exchange Ratio and the Reverse Split, such options to purchase MyMD Florida common stock are equivalent to options to purchase 12,078,670 shares of the Company’s Common Stock.

Upon the completion of the Merger, all amounts due and owing with respect to the line of credit established between MyMD Florida and The Starwood Trust were paid off in full. The Starwood Trust is a trust for which Mr. Williams was the settlor/grantor; Mr. Williams did not have voting or investment power of the MyMD Florida shares held by the trust.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than ten percent of our Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in fiscal year 2021, all Forms 3, 4 and 5 were timely filed with the SEC by such reporting persons with the following exceptions: following the Merger, Dr. Chapman, Dr. Kaplin, Mr. Schreiber, Mr. Uzonwanne, and Dr. Eagle filed Form 4’s on April 21, 2021 disclosing the receipt of shares issued in connection with the Merger closing on April 16, 2021.

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Executive Compensation

Executive Officers

The following table sets forth the names, ages and positions of our executive officers as of October 18, 2022:

Name	Age	Position with the Company
Chris Chapman, M.D.	70	President and Chief Medical Officer
Adam Kaplin, M.D., Ph.D.	56	Chief Scientific Officer
Paul Rivard, Esq.	52	Executive Vice President of Operations and General Counsel
Ian Rhodes	50	Chief Financial Officer

Please see biography of Dr. Chapman on page 7 of this Proxy Statement.

Adam Kaplin, M.D., Ph.D. has been our Chief Scientific Officer since April 16, 2021. He previously served as Chief Scientific Officer of MYMD Florida effective as of December 18, 2020. Prior to joining MYMD Florida, Dr. Kaplin has served in a number of positions at John Hopkins University, including Principal Neuro-Psychiatric Consultant to the Johns Hopkins Multiple Sclerosis Center of Excellence, Director of the Johns Hopkins Ketamine Clinic and the Departments of Psychiatry & Neurology at Johns Hopkins University School of Medicine, positions he has held at various times from 2002 to present. In addition, since 2019, Dr. Kaplin has served as Adjunct Faculty at the George Mason University Department of Global and Community Health. Dr. Kaplin has also served as Co-Founder of numerous healthcare related startups, including, from 2018 to present, REWARD Pathways Inc., a company devoted to addiction treatment development focused on a combined eHealth and medicine approach to curing addiction, and from 2016 to present, Hollinger Kaplin Benjamin & Bond, an eHealth software development company. Dr. Kaplin’s research focuses on the investigation of the biological basis of immune mediated depression and cognitive impairment by using multiple sclerosis as the model. Dr. Kaplin has also been active for over a decade in the development and application of health information technology to mental health, combining this work with providing neuropsychiatric consultation and ongoing care of patients with multiple sclerosis spectrum disorders. Dr. Kaplin’s original research has been published over 40 times in several different publications, and he has authored or co-authored numerous review articles and textbooks. Dr. Kaplin received his B.S. in Biology from Yale University, graduating cum laude in 1988, and received his M.D. and Ph.D. from the Johns Hopkins University School of Medicine in 1996.

Paul Rivard, Esq. has been our Executive Vice President of Operations and General Counsel since April 16, 2021. He previously served as Executive Vice President of Operations and General Counsel of MYMD Florida effective as of September 21, 2020. Prior to joining MYMD Florida, Mr. Rivard was a principal shareholder of Banner Witcoff, a national law firm specializing in intellectual property law, from 2003–2020, and in that capacity also served as Chair of the firm’s Prosecution Policies and Procedures Committee, developing and refining internal procedures, workflow, and docketing practices to improve efficiencies and mitigate risk. Before becoming a principal shareholder, Mr. Rivard was an associate at Banner Witcoff from 1998–2002. In addition, prior to his time at Banner Witcoff, Mr. Rivard served as a patent examiner for the United States Patent and Trademark Office from 1992–1998. Mr. Rivard brings more than 20 years of experience as intellectual property counsel for clients ranging from startups to Fortune 100 companies in the life sciences, chemical and consumer product industries, including primary outside intellectual property counsel for MYMD Florida from 2014–2020. Since May 2022, Mr. Rivard has also served as Executive Vice President and General Counsel of MIRA Pharmaceuticals, Inc., a privately held company developing a synthetic cannabinoid analog for treating chronic pain and anxiety, and from November 2021 until May 2022 served as President of that company. Mr. Rivard received his Juris Doctor from Catholic University of America’s Columbus School of Law, graduating cum laude in 1998, and his B.S. in Chemical Engineering from Clarkson University in 1992.

Ian Rhodes has been our Interim Chief Financial Officer since February 1, 2021. Mr. Rhodes joined Brio Financial Group (“Brio”) in January 2021. From March 2020 to December 2020, Mr. Rhodes served as the Interim CFO of Roadway Moving and Storage. From November 2018 to July 2019, he served as Interim CFO of Greyston Bakery and Foundation. From December 2016 to September 2018, Mr. Rhodes served as President, CEO and Director of GlyEco, Inc., and served as CFO of GlyEco, Inc. from February 2016 to December 2016. From May 2014 to January 2016, he served as CFO of Calmare Therapeutics. Mr. Rhodes began his career at PricewaterhouseCoopers, where he worked for 15 years. Mr. Rhodes holds a Bachelor of Science degree in Business Administration with a concentration in Accounting from Seton Hall University and is a licensed CPA in New York.

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Summary Compensation Table

The following table summarizes information regarding the compensation awarded to, earned by or paid to, (i) the individuals who served as our principal executive officer during the fiscal year ended December 31, 2021, (ii) our two most highly compensated executive officers, other than individuals who served as our principal executive officer, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2021, with compensation during fiscal 2021 of $100,000 or more, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on December 31, 2021 (the individuals falling within categories (i), (ii) and (iii) are collectively referred to as the “named executive officers”). Our named executive officers for 2021 were as follows:

●	Chris Chapman, M.D., President and Chief Medical Officer
●	Christopher C. Schreiber, Former President and Chief Executive Officer
●	Adam Kaplin, M.D., Ph.D., Chief Scientific Officer
●	Paul Rivard, Esq., Executive Vice President of Operations and General Counsel

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)		Option Awards (2)		All Other Compensation	Total
Christopher Chapman, M.D. (3)	2021	$165,000	$121,540	$4,854,000	(7)	$-		$-	$5,140,540
President, Chief Medical Officer	2020	27,500	-	-		270,000	(12)	-	297,500

Adam Kaplin, M.D., PhD (4)	2021	250,000	126,724	4,854,000	(8)	-		-	5,230,724
Chief Scientific Officer	2020	20,833	100,000	-		240,000	(13)	-	360,833

Christopher Schreiber (5)	2021	300,000	-	1,213,500	(9)	-		-	1,513,500
Former President and Chief Executive Officer	2020	300,000	150,000	590,240	(10)	-		57,618	1,097,858

Paul Rivard, Esq., (6)	2021	165,000	60,000	1,618,000	(11)	-		-	1,843,000
Executive Vice President of Operations and General Counsel	2020	55,000	-	-		120,000	(14)	-	175,000

(1)	In accordance with SEC rules, this column reflects the aggregate fair value of stock awards granted during the fiscal years ended December 31, 2021 and December 31, 2020, computed as of their respective grant dates in accordance with FASB ASC Topic 718 for share-based compensation transactions.

(2)	In accordance with SEC rules, this column reflects the aggregate fair value of option awards granted during the fiscal years ended December 31, 2021 and December 31, 2020, computed as of their respective grant dates in accordance with FASB ASC Topic 718 for share-based compensation transactions.

(3)	Dr. Chapman was appointed President and Chief Medical Officer of MyMD effective April 16, 2021. Prior to the Merger, Dr. Chapman served as the President and Chief Medical Officer of MyMD Florida effective November 1, 2020.

(4)	Dr. Kaplin was appointed Chief Scientific Officer of MyMD effective April 16, 2021. Prior to the Merger, Dr. Kaplin served as Chief Scientific Officer of MyMD Florida effective December 18, 2020.

(5)	On January 24, 2020, Mr. Schreiber entered into an employment agreement, under which he would receive an annual salary of $300,000. On November 20, 2020, Mr. Schreiber resigned from his position as Executive Chairman of the Board and was appointed as the Company’s Chief Executive Officer. Mr. Schreiber continued to serve in his position as President of the Company and his employment agreement with the Company remained in effect. Effective April 16, 2021, Mr. Schreiber resigned his position as the Company’s President and Chief Executive Officer.

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(6)	On April 16, 2021, Mr. Rivard entered into an employment agreement, under which he would receive an annual salary of $165,000. Prior to the Merger, Mr. Rivard served as Executive Vice President of Operations and General Counsel of MyMD Florida effective September 21, 2020.

(7)	On October 14, 2021, the Company granted each director RSUs, and Dr. Chapman was granted 600,000 RSUs.

(8)	On October 14, 2021, the Company granted Dr. Kaplin 600,000 RSUs.

(9)	On October 14, 2021, the Company granted each director RSUs, and Mr. Schreiber was granted 150,000 RSUs.

(10)	On September 11, 2020, the Company granted each director RSUs, and Mr. Schreiber was granted 109,750 RSUs.

(11)	On October 14, 2021, the Company granted Mr. Rivard 200,000 RSUs.

(12)	Consists of (i) a discretionary grant of options to purchase 200,000 shares of MyMD Florida common stock at an exercise price of $2.59 per share made to Dr. Chapman on August 2, 2020 and (ii) a grant of options to purchase 250,000 shares of MyMD Florida common stock at an exercise price of $2.59 per share made to Dr. Chapman on November 1, 2020 in connection with his appointment as President and Chief Medical Officer of MyMD Florida. All such options vested immediately upon grant and had an aggregate fair value on the date of grant of $270,000. After giving effect to the Exchange Ratio and the Reverse Split, such MyMD Florida options became options to purchase 173,655 shares of Common Stock at an exercise price of $2.59.

(13)	Consists of a grant of options to purchase 400,000 shares of MyMD Florida common stock at an exercise price of $1.00 per share made to Dr. Kaplin on December 18, 2020 in connection with his appointment as Chief Scientific Officer. All such options vested immediately upon grant and had an aggregate fair value on the date of grant of $240,000. After giving effect to the Exchange Ratio and the Reverse Split, such MyMD Florida options became options to purchase 154,360 shares of Common Stock at an exercise price of $2.59.

(14)	Consists of a grant of options to purchase 200,000 shares of MyMD Florida common stock at an exercise price of $1.00 per share made to Mr. Rivard on August 21, 2020. All such options vested immediately upon grant and had an aggregate fair value on the date of grant of $120,000. After giving effect to the Exchange Ratio and the Reverse Split, such MyMD Florida options became options to purchase 77,180 shares of Common Stock at an exercise price of $2.59.

Narrative Disclosure to Summary Compensation Table

We have entered into employment agreements with each of our Named Executive Officers, which are discussed in more detail below.

Employment of Chris Chapman, M.D.

Pre-Merger Employment Agreement

Effective November 1, 2020, MyMD Florida and Dr. Chapman entered into an employment agreement, which was subsequently amended by that certain First Amendment to Employment Agreement, dated December 18, 2020, that certain Second Amendment to Employment Agreement dated January 8, 2021, and that certain Third Amendment to Employment Agreement dated February 11, 2021 (such agreement, as amended, the “Chapman Employment Agreement”), pursuant to which Dr. Chapman was appointed President and Chief Medical Officer of MyMD Florida. Under the Chapman Employment Agreement, Dr. Chapman is entitled to an annual base salary of $165,000, payable monthly. Dr. Chapman is also eligible to receive bonus compensation in the form of lump-sum cash payments made within 30 days following the completion of certain specified “Bonus Events” (as defined in the Chapman Employment Agreement). The aggregate amount of bonus compensation payable to Dr. Chapman upon achievement of all specified Bonus Events is $800,000. In addition, Dr. Chapman is eligible to receive additional bonus compensation in connection with his annual performance, determined in the sole discretion of MyMD Florida’s board of directors. Pursuant to and on the effective date of the Chapman Employment Agreement, Dr. Chapman was also granted options to purchase 250,000 shares of MyMD Florida common stock, at an exercise price of $1.00 per share. After giving effect to the Exchange Ratio and the Reverse Split, such MyMD Florida options became options to purchase 96,475 shares of the Company’s Common Stock at an exercise price of $2.59. Such options all vested immediately upon grant. The options had an original term of lasting until the earlier of (i) ten years from the date of grant or (ii) the second-year anniversary of the effective date of a “Reorganization Event” as defined in the MyMD Pharmaceuticals, Inc. Amended and Restated 2016 Equity Incentive Plan (as amended, the “MyMD Florida Incentive Plan”) (the practical effect of which makes the term of such options expire on the second-year anniversary of the effective date of the Merger, which occurred on April 16, 2021). MyMD Florida also agreed to provide and cover the cost of health insurance and disability policies for Dr. Chapman during the term of employment under the Chapman Employment Agreement.

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Dr. Chapman’s employment with MyMD Florida pursuant to the Chapman Employment Agreement commenced as of the effective date of the Chapman Employment Agreement and was to continue for a period of two years, unless earlier terminated by either party, with such termination effective upon the provision of written notice to the other party. In the event of termination of Dr. Chapman’s employment with MyMD Florida for cause, MyMD Florida was to pay to Dr. Chapman his monthly base salary for a period of three months following the date that notice of termination of employment is provided, which would be the full extent of MyMD Florida’s obligations with respect to severance payments to Dr. Chapman under the Chapman Employment Agreement.

The Chapman Employment Agreement also contained certain standard confidentiality, work for hire and assignment of inventions provisions.

On August 2, 2020, Dr. Chapman received a discretionary grant of options to purchase 200,000 shares of MyMD Florida common stock, at an exercise price of $1.00 per share. All such options vested immediately upon grant. The options had an original term of ten years from the date of grant, subject to certain events described in the applicable award agreement, including Dr. Chapman’s, death, disability, retirement or an “Event of Cause” (as defined in the applicable award agreement). In connection with the Agreement and Plan of Merger and Reorganization entered into by the parties to the Merger (as amended, the “Merger Agreement”), certain terms of such options were amended. After giving effect to the Exchange Ratio and the Reverse Split, such MyMD Florida options became options to purchase 77,180 shares of the Company’s Common Stock at an exercise price of $2.59.

Post-Merger Employment Agreement

Immediately following the effective time of the Merger, the Board appointed Dr. Chapman to the offices of President and Chief Medical Officer on the terms of the Chapman Employment Agreement.

On November 24, 2021, the Company and Dr. Chapman entered into a Fourth Amendment to Employment Agreement. This agreement provided that certain performance criteria applicable to Dr. Chapman’s bonus compensation under the Chapman Employment Agreement would be waived and deemed to have been achieved, and that Dr. Chapman would be entitled to a bonus payment of $100,000 as a result.

Employment of Christopher C. Schreiber

On January 24, 2020, the Board independently reviewed and approved entering into an executive chairman agreement with Christopher C. Schreiber (the “Executive Chairman Agreement”). Pursuant to the Executive Chairman Agreement, Mr. Schreiber would continue to serve as the Executive Chairman of the Board as long as he was a member of the Board, or until termination of the Executive Chairman Agreement (as described below) or upon his earlier death, incapacity, removal, or resignation. Pursuant to the Executive Chairman Agreement, Mr. Schreiber was entitled to receive: (i) an annual base salary of $300,000, payable monthly in equal installments, paid retroactively as of November 1, 2019 (it being agreed that such fee would be inclusive of any fees associated with Mr. Schreiber’s services as both a director of our Company and in the capacity of Executive Chairman), (ii) employee benefits including health insurance, dental insurance, basic life and accidental death and dismemberment insurance, long and short term disability insurance and participation in our 401(k) Plan, (iii) annual or other bonuses in cash and/or in securities of our company and/or otherwise, which bonuses, if any, shall be awarded in the complete discretion of the Board or a designated committee thereof and (iv) reimbursements for pre-approved reasonable business-related expenses incurred in good faith in the performance of Mr. Schreiber’s duties for us.

The Executive Chairman Agreement established an “at will” employment relationship pursuant to which Mr. Schreiber served as Executive Chairman. We had the right to terminate the Executive Chairman Agreement for any reason or no reason, and Mr. Schreiber had the right to voluntarily resign for any reason or no reason with sixty (60) days’ notice. The Executive Chairman Agreement also provided that Mr. Schreiber may not compete against us or solicit our employees or customers for a period of one (1) year after termination of the Executive Chairman Agreement or his association with us for any reason. On November 20, 2020, Mr. Schreiber resigned from his position as Executive Chairman of the Board and was appointed as the Chief Executive Officer, effective November 20, 2020, with Mr. Schreiber to continue serving as our principal executive officer and president. Mr. Schreiber’s Executive Chairman Agreement remained in effect, except for the title of his position, until on April 15, 2021. Mr. Schreiber tendered his resignation from his position as Chief Executive Officer of the Company, effective April 16, 2021, upon closing of the Merger. Since that date, Mr. Schreiber has served as a special advisor to the Company and received an annual base salary and employee benefits consistent with the terms of the Executive Chairman Agreement.

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Employment of Adam Kaplin, M.D., Ph.D.

Pre-Merger Employment Agreement

Effective December 18, 2020, MyMD Florida and Dr. Kaplin entered into an employment agreement, which was subsequently amended by that certain First Amendment to Employment Agreement, dated February 11, 2021 (such agreement, as amended, the “Kaplin Employment Agreement”), pursuant to which Dr. Kaplin was appointed Chief Scientific Officer of MyMD Florida. Under the Kaplin Employment Agreement, Dr. Kaplin is entitled to an annual base salary of $250,000, payable monthly. Dr. Kaplin is also eligible to receive bonus compensation in the form of lump-sum cash payments made within 30 days following the completion of certain specified “Bonus Events” (as defined in the Kaplin Employment Agreement). The aggregate amount of bonus compensation payable to Dr. Kaplin upon achievement of all specified Bonus Events is $800,000. In addition, Dr. Kaplin is eligible to receive additional bonus compensation in connection with his annual performance, determined in the sole discretion of MyMD Florida’s board of directors. On the effective date of the Kaplin Employment Agreement, Dr. Kaplin received a signing bonus in the form of a lump-sum cash payment in the amount of $100,000 and was also granted options to purchase 400,000 shares of MyMD Florida common stock, at an exercise price of $1.00 per share. After giving effect to the Exchange Ratio and the Reverse Split, such MyMD Florida options became options to purchase 154,360 shares of the Company’s Common Stock at an exercise price of $2.59. Such options all vested immediately upon grant. The options had an original term of lasting until the earlier of (i) ten years from the date of grant or (ii) the second-year anniversary of the effective date of a “Reorganization Event” as defined in the MyMD Florida Incentive Plan (the practical effect of which makes the term of such options expire on the second-year anniversary of the effective date of the Merger, which occurred on April 16, 2021). MyMD Florida also agreed to provide and cover the cost of health insurance and disability policies for Dr. Kaplin during the term of employment under the Kaplin Employment Agreement.

Dr. Kaplin’s employment with MyMD Florida pursuant to the Kaplin Employment Agreement commenced on December 18, 2020 and was to continue for a term of two years unless earlier terminated by either party, with such termination effective upon the provision of written notice to the other party. In the event of termination of Dr. Kaplin’s employment with MyMD Florida for cause, MyMD Florida was to pay to Dr. Kaplin his monthly base salary for a period of three months following the date that notice of termination of employment is provided, which would be the full extent of MyMD Florida’s obligations with respect to severance payments to Dr. Kaplin under the Kaplin Employment Agreement.

The Kaplin Employment Agreement also contained certain standard confidentiality, work for hire and assignment of inventions provisions.

Post-Merger Employment Agreement

Immediately following the effective time of the Merger, the Board appointed Dr. Kaplin to the office of Chief Scientific Officer on the terms of the Kaplin Employment Agreement.

On November 24, 2021, the Company and Dr. Kaplin entered into a Second Amendment to Employment Agreement. This agreement provided that certain performance criteria applicable to Dr. Kaplin’s bonus compensation under the Kaplin Employment Agreement would be waived and deemed to have been achieved, and that Dr. Kaplin would be entitled to a bonus payment of $100,000 as a result.

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Employment of Paul Rivard, Esq.

Pre-Merger Employment Agreement

Effective September 21, 2020, MyMD Florida and Mr. Rivard entered into an employment agreement (such agreement, as amended, the “Rivard Employment Agreement”), pursuant to which Mr. Rivard was appointed Executive Vice President of Operations and General Counsel of MyMD Florida. Under the Rivard Employment Agreement, Mr. Rivard is entitled to an annual base salary of $165,000, payable monthly. Mr. Rivard is also eligible to receive bonus compensation in the form of lump-sum cash payments made within 30 days following the completion of certain specified “Bonus Events” (as defined in the Rivard Employment Agreement). The aggregate amount of bonus compensation payable to Mr. Rivard upon achievement of all specified Bonus Events is $160,000. In addition, Mr. Rivard is eligible to receive additional bonus compensation in connection with his annual performance, determined in the sole discretion of MyMD Florida’s board of directors. On the effective date of the Rivard Employment Agreement, Mr. Rivard was granted options to purchase 200,000 shares of MyMD Florida common stock, at an exercise price of $1.00 per share. After giving effect to the Exchange Ratio and the Reverse Split, such MyMD Florida options became options to purchase 77,180 shares of the Company’s Common Stock at an exercise price of $2.59. Such options all vested immediately upon grant. The options had an original term of lasting until the earlier of (i) ten years from the date of grant or (ii) the second-year anniversary of the effective date of a “Reorganization Event” as defined in the MyMD Florida Incentive Plan (the practical effect of which makes the term of such options expire on the second-year anniversary of the effective date of the Merger, which occurred on April 16, 2021). MyMD Florida also agreed to provide and cover the cost of health insurance and disability policies for Mr. Rivard during the term of employment under the Rivard Employment Agreement.

Mr. Rivard’s employment with MyMD Florida pursuant to the Rivard Employment Agreement commenced on September 21, 2020 and was to continue until terminated by either party, with such termination effective upon the provision of written notice to the other party. In the event of termination of Mr. Rivard employment with MyMD Florida, MyMD Florida was to pay to Mr. Rivard his monthly base salary for a period of three months following the date that notice of termination of employment is provided.

The Rivard Employment Agreement also contained certain standard confidentiality, work for hire and assignment of inventions provisions.

Post-Merger Employment Agreement

Immediately following the effective time of the Merger, the Board appointed Mr. Rivard to the office of Executive Vice President of Operations and General Counsel on the terms of the Rivard Employment Agreement.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards that have been previously awarded to each of our named executive officers and which remained outstanding as of December 31, 2021:

	Option Awards					Stock Awards
Named Executive Officer	Number of securities underlying unexercised options exercisable		Number of securities underlying unexercised options unexercisable	Option exercise price	Option expiration date(1)	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested
Christopher Chapman, M.D.	38,590	(3)	-	$2.59	4/16/2023	-		$-
President, Chief Medical Officer	77,180	(4)	-	2.59	4/16/2023	-		-
	77,180	(5)	-	2.59	4/16/2023	-		-
	96,475	(6)	-	2.59	4/16/2023	-		-
	-		-	-	-	600,000	(2)	4,854,000

Adam Kaplin, M.D., PhD	154,360	(7)	-	2.59	4/16/2023	-		-
Chief Scientific Officer	-		-	-	-	600,000	(2)	4,854,000

Christopher Schreiber	-		-	-	-	150,000	(2)	1,213,500
Former President and Chief Executive Officer

Paul Rivard, Esq	77,180	(8)	-	2.59	4/16/2023	-		-
Executive Vice President of Operations and General Counsel	-		-	-	-	200,000	(2)	1,618,000

(1)	All such options vested immediately upon grant. The options had an original term of lasting until the earlier of (i) ten years from the date of grant or (ii) the second-year anniversary of the effective date of a “Reorganization Event” as defined in the MyMD Florida Incentive Plan (the practical effect of which makes the term of such options expire on the second-year anniversary of the effective date of the Merger, which occurred on April 16, 2021).

(2)	Granted on October 14, 2021. These RSUs vest at various times based upon the market capitalization of the Company.

(3)	Granted on December 3, 2018.

(4)	Granted on December 31, 2019.

(5)	Granted on August 3, 2020.

(6)	Granted on October 26, 2020.

(7)	Granted on December 18, 2020.

(8)	Granted on August 21, 2020.

Equity Compensation Plans

2021 Equity Incentive Plan

Pursuant to the Merger Agreement, at the effective time of the Merger, the Company adopted the 2021 Equity Incentive Plan (the “2021 Plan”), which was approved by the Company’s stockholders on April 15, 2021. The 2021 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other awards which may be granted singly, in combination or in tandem, and which may be paid in cash or shares of Common Stock. At the effective time of the Merger, the number of shares of Common Stock that were reserved for issuance pursuant to awards under the 2021 Plan was 7,228,184 shares. As of October 18, 2022, 4,078,977 shares remain available for issuance under the 2021 Plan.

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Purpose. The purpose of the 2021 Plan is to enable the Company to remain competitive and innovative in its ability to attract and retain the services of key employees, key contractors, and non-employee directors of the Company or any of its subsidiaries. The 2021 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of the Company’s Common Stock. The 2021 Plan is expected to provide flexibility to the Company’s compensation methods in order to adapt the compensation of key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The 2021 Plan was approved by the Company’s Board of Directors on March 18, 2021 (the “Plan Effective Date”) and approved by the Company’s stockholders on April 15, 2021. The 2021 Plan will terminate on the tenth anniversary of the Plan Effective Date, unless sooner terminated by the Company’s Board of Directors. No awards may be made under the 2021 Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. At the effective time of the Merger, the number of shares of Common Stock that were reserved for issuance pursuant to awards under the 2021 Plan was 7,228,184 shares, 100% of which may be delivered as incentive stock options. Shares to be issued may be made available from authorized but unissued shares of the Company’s Common Stock, shares held by the Company in its treasury, or shares purchased by the Company on the open market or otherwise. During the term of the 2021 Plan, the Company will at all times reserve and keep enough shares available to satisfy the requirements of the 2021 Plan. If an award under the 2021 Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2021 Plan. Awards that may be satisfied either by the issuance of Common Stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2021 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2021 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Shares of Common Stock that are otherwise deliverable pursuant to an award under the 2021 Plan that are withheld in payment of the option price of an option or for payment of applicable employment taxes and/or withholding obligations resulting from the award shall be treated as delivered to the award recipient and shall be counted against the maximum number of shares of our Common Stock that may be issued under the 2021 Plan. Only shares forfeited back to the Company or cancelled on account of termination, expiration, or lapse of an award shall again be available for grant of incentive stock options under the 2021 Plan but shall not increase the maximum number of shares described above as the maximum number of shares of the Company’s Common Stock that may be delivered pursuant to incentive stock options.

Administration. The 2021 Plan is administered by the compensation committee of the Board or such other committee of the board as is designated by it to administer the 2021 Plan (the “2021 Plan Administration Committee”). If necessary to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act, membership on the 2021 Plan Administration Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. At any time there is no 2021 Plan Administration Committee to administer the 2021 Plan, any reference to the 2021 Plan Administration Committee is a reference to the Board.

The 2021 Plan Administration Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2021 Plan; establish and revise rules and regulations relating to the 2021 Plan as well as any sub-plans for awards to be made to eligible award recipients who are not resident in the United States; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the 2021 Plan. The 2021 Plan Administration Committee may delegate certain of its duties to one or more of the Company’s officers as provided in the 2021 Plan. Notwithstanding the foregoing, to the extent necessary to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act, any function relating to an award recipient subject to the reporting requirements of Section 16 of the Exchange Act shall be performed solely by the 2021 Plan Administration Committee.

Upon the adoption of the 2021 Plan, awards granted under the 2018 Plan remained in full force and effect under the terms and conditions of the 2018 Plan and in accordance with each award’s respective terms.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the Company or any of its subsidiaries, whose judgment, initiative, and efforts contributed to or may be expected to contribute to the Company’s successful performance, are eligible to participate in the 2021 Plan. As of the Record Date, the Company had 8 employees, 0 contractors, and 5 non-employee directors who would be eligible for awards under the 2021 Plan.

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Stock Options. The 2021 Plan Administration Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code, or nonqualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of Common Stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of the Company’s stock (or of any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of Common Stock on the date of grant. The 2021 Plan Administration Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the 2021 Plan Administration Committee, except that the 2021 Plan Administration Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to the Company shares of the Company’s Common Stock (including restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from the Company within six months prior to the exercise date; (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form, together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to the Company the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting that Company withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and (v) by any other form of valid consideration that is acceptable to the 2021 Plan Administration Committee in its sole discretion. No dividends or dividend equivalent rights may be paid or granted with respect to any stock options granted under the 2021 Plan.

Stock Appreciation Rights. The 2021 Plan Administration Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the 2021 Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of our Common Stock on the date of grant. The exercise price of a SAR cannot be less than 100% of the fair market value of a share of the Company’s Common Stock on the date of grant. The 2021 Plan Administration Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the 2021 Plan Administration Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in Common Stock, cash, or a combination of both as determined by the 2021 Plan Administration Committee. No dividends or dividend equivalent rights may be paid or granted with respect to any SARs granted under the 2021 Plan.

Restricted Stock and RSUs. The 2021 Plan Administration Committee is authorized to grant restricted stock and RSUs. Restricted stock consists of shares of our Common Stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the 2021 Plan Administration Committee. RSUs are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the 2021 Plan Administration Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The 2021 Plan Administration Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or RSUs will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time, or other restrictions and conditions. Except as otherwise provided in the 2021 Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a shareholder of the Company holding the class of Common Stock that is the subject of the restricted stock, including, if applicable, the right to vote the Common Stock and the right to receive any dividends thereon, provided that (i) any dividends with respect to such a restricted stock award may be withheld by the Company for the participant’s account until such award is vested, subject to such terms as determined by the 2021 Plan Administration Committee, and (ii) any dividends so withheld by the Company and attributable to any particular restricted stock award shall be distributed to such participant in cash or, at the discretion of the 2021 Plan Administration Committee, in shares of the Company’s Common Stock having a fair market value equal to the amount of such dividends, if applicable, upon vesting of the award. If, however, such restricted stock award is forfeited, the participant’s rights as to such dividends will also be forfeited.

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Performance Awards. The 2021 Plan Administration Committee may grant performance awards payable at the end of a specified performance period in cash, shares of Common Stock, units, or other rights based upon, payable in, or otherwise related to the Company’s Common Stock. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the applicable performance period. The 2021 Plan Administration Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2021 Plan and, to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In certain circumstances, the 2021 Plan Administration Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the 2021 Plan Administration Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the 2021 Plan Administration Committee deems satisfactory, the 2021 Plan Administration Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other awards under the 2021 Plan may be made subject to the attainment of performance goals relating to one or more business criteria which shall consist of one or more or any combination of the following criteria (“Performance Criteria”): cash (cash flow, cash generation or other cash measures); cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; improvements in capital structure; expenses (expense management, expense ratio, expense efficiency ratios, expense levels or other expense measures); economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; profit (net profit, gross profit, operating profit, economic profit, profit margin or other corporate profit measures); net income (before or after taxes, operating income or other income measures); net sales; net asset value per share; business expansion or consolidation (the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions); sales growth; price of the Company’s Common Stock; return measures (including, without limitation, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); market share; inventory levels, inventory management, inventory turn or shrinkage; stock price or performance; internal rate of return or increase in net present value; working capital targets relating to inventory and/or accounts receivable; service or product delivery or quality; customer satisfaction; employee retention; safety standards; productivity measures; cost reduction measures; strategic plan development and implementation; or total return to shareholders. Any Performance Criteria may be used to measure our performance as a whole or of any of our business units and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the 2021 Plan Administration Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in footnotes, or the Compensation Discussion and Analysis sections of the Company’s annual report and definitive proxy statement, as applicable.

Other Awards. The 2021 Plan Administration Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of the Company’s Common Stock, if the 2021 Plan Administration Committee determines that such other form of award is consistent with the purpose and restrictions of the 2021 Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting, Forfeiture and Recoupment, Assignment. The 2021 Plan Administration Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2021 Plan. If the 2021 Plan Administration Committee imposes conditions upon vesting, then, subsequent to the date of grant, the 2021 Plan Administration Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

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The 2021 Plan Administration Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the 2021 Plan Administration Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of employment or service. The 2021 Plan Administration Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the 2021 Plan Administration Committee, restricted stock will be forfeited upon a participant’s termination of employment or service during the applicable restriction period. In addition, the Company may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, as such policy may be approved or modified by the Board from time to time.

Awards granted under the 2021 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the 2021 Plan Administration Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the 2021 Plan Administration Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of the Company’s Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the 2021 Plan Administration Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limit under the 2021 Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, the Company pays for forfeited shares in accordance with the terms of the 2021 Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2021 Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2021 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Amendment or Discontinuance of the 2021 Plan. The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2021 Plan in whole or in part; provided, however, that (i) no amendment that requires shareholder approval in order for the 2021 Plan and any awards under the 2021 Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our shareholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board regarding amendment or discontinuance of the 2021 Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the 2021 Plan without the consent of the affected participant.

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No Repricing of Stock Options or SARs. The 2021 Plan Administration Committee may not, without the approval of our shareholders, “reprice” any stock options or SARs. For purposes of the 2021 Plan, “reprice” means any of the following or any other action that has the same effect: (i) amending a stock option or SAR to reduce its option price or exercise price, respectively; (ii) canceling a stock option or SAR at a time when its option price or exercise price, respectively, exceeds the fair market value of a share of our Common Stock in exchange for cash or a stock option, SAR, award of restricted stock, or other equity award with an option price or exercise price that is less than the option price or exercise price of the original stock option or SAR; or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles.

MyMD Florida Pre-Merger Plan

In 2016, pre-Merger MyMD Florida adopted the MyMD Pharmaceuticals, Inc. Amended and Restated 2016 Equity Incentive Plan (the “2016 Plan”). The MyMD Florida Incentive Plan provided for the issuance of up to 50,000,000 shares of pre-Merger MyMD Florida common stock.

Pursuant to the Merger Agreement, effective as of the effective time of the Merger, the Company assumed pre-Merger MyMD Florida’s Second Amendment to Amended and Restated 2016 Stock Incentive Plan (collectively with the 2016 Plan, the “MyMD Florida Incentive Plan”), assuming all of pre-Merger MyMD Florida’s rights and obligations with respect to the options issued thereunder (except that the term of the option will be amended to expire on the second-year anniversary of the effective time of closing). The assumed pre-Merger MyMD Florida’s options became a number of shares of the Company’s common stock equal to the product of (a) the number of shares of MyMD Florida common stock subject to such option, multiplied by (b) the Exchange Ratio and rounding the resulting number down to the nearest whole share of the Company’s Common Stock, at an exercise price per share of the Company’s Common Stock equal to the quotient of (i) the exercise price per share of MyMD Florida common stock subject to such option immediately prior to the effective time of the merger divided by (ii) the Exchange Ratio and rounding the resulting exercise price up to the nearest whole cent, and then subsequently adjusted for the reverse stock split of the MyMD Florida common stock. Upon the closing of the Merger, the Company assumed all of pre-Merger MyMD Florida’s rights and obligations under pre-Merger MyMD Florida stock options that were outstanding immediately prior to the effective time of the Merger, and no additional awards can be issued under the MyMD Florida Incentive Plan. As of October 18, 2022, options to purchase 4,188,315 shares of the Company’s Common Stock have been issued pursuant to the MyMD Florida Incentive Plan, of which options to purchase 4,176,737 shares remain outstanding.

The MyMD Florida Incentive Plan authorized the grant of incentive stock options, non-qualified stock options, restricted stock, restricted stock units, and other stock-based awards, or a combination of the foregoing. MyMD Florida granted only incentive stock options and non-qualified stock options under the plan.

Authorized Shares. A total of 50,000,000 shares of MyMD Florida common stock were authorized for the grant of awards under the MyMD Florida Incentive Plan.

Plan Administration. The MyMD Florida Incentive Plan was administered by the MyMD Florida board of directors. The MyMD Florida board had the authority to grant awards under the plan and to adopt, amend, and repeal such administrative rules, guidelines, and practices relating to the plan as it deemed advisable. The MyMD Florida board had the authority to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration to be paid, and the other terms and provisions of each award, which need not be identical. The MyMD Florida board had the power to construe and interpret the MyMD Florida Incentive Plan and awards granted under it. All decisions, determinations and interpretations by the MyMD Florida board regarding the plan were to be final, binding and conclusive on all participants or other persons claiming rights under the plan or any award.

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Options. Options granted under the MyMD Florida Incentive Plan could (i) either be “incentive stock options” within the meaning of Section 422 of the Code, or “nonqualified stock options,” and (ii) become vested upon such conditions as were determined by the MyMD Florida board. Such vesting could be based on continued service to MyMD Florida over a certain period, the occurrence of certain performance milestones, or other criteria as determined by the MyMD Florida board. Options granted under the MyMD Florida Incentive Plan could be subject to different vesting terms. Options could not have an exercise price per share of less than 100% of the fair market value of a share of MyMD Florida common stock on the date of grant or a term longer than 10 years. To the extent provided by the terms of an option, a participant could satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing MyMD Florida to withhold a portion of the stock otherwise issuable to the participant upon exercise, or by such other method as may be set forth in the option agreement or authorized by the MyMD Florida board. The treatment of options under the MyMD Florida Incentive Plan upon a participant’s termination of employment with or service to MyMD Florida was set forth in the applicable award agreement, which typically provided that the options would terminate 24 months after a termination of employment or service. In connection with the Merger Agreement, on November 10, 2020, MyMD Florida amended each of the option grant award agreements noted above to, among other things, revise the term of exercisability of such option to expire on the earlier of (i) the 10th anniversary of the date of grant or (ii) the second anniversary of the effective date of a “Reorganization Event” as defined in the MyMD Florida Incentive Plan. Accordingly, the term of each such option was amended to expire on the second anniversary of the effective date of the Merger. Incentive stock options are not transferable except by will or by the laws of descent and distribution. Non-qualified stock options are transferable to certain permitted transferees (as provided in the MyMD Florida Incentive Plan) to the extent included in the option award agreement.

Restricted Stock and RSUs. Subject to certain limitations, the MyMD Florida board was authorized to grant awards of restricted stock and RSUs, which are rights to receive shares of MyMD Florida common stock or cash, as determined by the MyMD Florida board and as set forth in the applicable award agreement, upon the settlement of the RSUs at the end of a specified time. The MyMD Florida board could impose any restrictions or conditions upon the vesting of restricted stock or RSU awards, or that would provide for a delay in the settlement of an RSU award after it vests, that the committee deemed appropriate and in accordance with the requirements of Section 409A of the Code. Dividend equivalents could be credited in respect of shares covered by a restricted stock or a RSU award, as determined by the MyMD Florida board. At the discretion of the MyMD Florida board, such dividend equivalents could be converted into additional shares covered by restricted stock or RSUs, as applicable. If a restricted stock or RSU award recipient’s employment or service relationship with MyMD Florida terminated, any unvested portion of the restricted stock or RSU award would be forfeited, unless the participant’s award agreement provided otherwise. Restricted stock and RSU awards are generally not transferable except (i) by will or by the laws of descent and distribution or (ii) to certain permitted transferees, to the extent provided in the award agreement.

Other Stock-Based Awards. The MyMD Florida Incentive Plan authorized the grant of other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of MyMD Florida common stock or other property, including awards entitling recipients to receive shares of MyMD Florida common stock to be delivered in the future.

Certain Adjustments; Reorganization Events. In connection with any stock split, reverse stock split, stock dividend, dividend in property other than cash, recapitalization, share combination, share reclassification, spin-off, or other similar change in capitalization or event, the MyMD Florida board would equitably adjust the type(s), class(es) and number of shares of stock subject to the MyMD Florida Incentive Plan, and any outstanding awards would also be appropriately adjusted as to the type(s), class(es), number of shares and exercise price per share of common stock subject to such awards.

In the event of a “Reorganization Event” (as defined in the MyMD Florida Incentive Plan) such as certain mergers or consolidations, the MyMD Florida board could take any one or more of the following actions as to all or any (or any portion of) outstanding awards on such terms as the board determines: (i) provide that awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a participant, provide that all of the participant’s unexercised awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of MyMD Florida common stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event, make or provide for a cash payment to participants with respect to each award held by a participant equal to (A) the number of shares of MyMD Florida common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the acquisition price in the Reorganization Event over (II) the exercise price of such award and any applicable tax withholdings, in exchange for the termination of such award, (v) provide that, in connection with a liquidation or dissolution of MyMD Florida, awards shall convey into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of above actions, the MyMD Florida board would not be obligated by the MyMD Florida Incentive Plan to treat all awards of the same type identically.

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Amendment, Termination. The MyMD Florida board could amend, alter, suspend, discontinue, or terminate the MyMD Florida Incentive Plan, provided that no such amendment would adversely affect the rights of any participant without the participant’s consent. The MyMD Florida Incentive Plan will terminate in 2026, unless earlier terminated earlier by the Company.

Company Pre-Merger Plans

On January 23, 2014, we adopted the 2013 Stock Incentive Plan (“2013 Plan”). The 2013 Plan was amended by our Board on January 9, 2015 and September 30, 2016, and such amendments were ratified by stockholders on December 7, 2018. The 2013 Plan provides for the issuance of up to 2,162 shares of Common Stock, and as of October 18, 2022, 756 shares of Common Stock remain available for grants under the 2013 Plan.

On August 7, 2017, the stockholders approved, and the Company adopted the 2017 Stock Incentive Plan (“2017 Plan”). The 2017 Plan provides for the issuance of up to 3,516 shares of Common Stock. The purpose of the 2017 Plan is to provide additional incentive to those of our officers, employees, consultants and non-employee directors and our parents, subsidiaries and affiliates whose contributions are essential to the growth and success of our business. As of October 18, 2022, grants of restricted stock and options to purchase totaling 1,536 shares of Common Stock have been issued pursuant to the 2017 Plan and 1,980 shares of Common Stock remain available for grants under the 2017 Plan. The 2017 Plan provides for the issuance of shares of Common Stock through the grant of non-qualified options, incentive options, restricted stock and unrestricted stock to directors, officers, consultants, attorneys, advisors and employees.

On December 7, 2018, the stockholders approved, and we adopted the 2018 Plan and on August 27, 2020, the stockholders approved, and we adopted an amendment to the plan to increase the number of shares of Common Stock available for issuance pursuant to awards under the 2018 Plan by an additional 521,000 shares. The 2018 Plan, as amended, provides for the issuance of up to 560,063 shares of Common Stock. The purpose of the 2018 Plan is to provide additional incentive to those of our officers, employees, consultants and non-employee directors and to promote the success of our business. As of October 18, 2022, grants of RSUs to purchase 263,026 shares of Common Stock had been issued pursuant to the 2018 Plan, and 296,035 shares of Common Stock remained available for issuance. The 2018 Plan provides for the issuance of shares of Common Stock through the grant of options, restricted stock, stock appreciation rights, other stock-based awards, performance compensation awards to directors, officers, consultants, advisors and employees. In addition, the 2018 Plan provides the Compensation Committee of the Board with discretion to accelerate the vesting and exercisability of outstanding awards upon the occurrence of a change of control (as defined in the 2018 Plan).

On March 29, 2019, the Compensation Committee of the Board approved the grant of 2,601 RSUs to Mr. Schreiber. Each RSU had a grant date fair value of $46.56 which was amortized on a straight-line basis over the vesting period into administrative expenses within our Consolidated Statement of Comprehensive Loss. Such RSUs were granted under the 2018 Plan, and vested on January 1, 2020.

On September 11, 2020, the Compensation Committee of our Board approved the grant of 131,750 RSUs to Mr. Schreiber. Each RSU had a grant date fair value of $4.48 which was amortized on a straight-line basis over the vesting period into administrative expenses within our Consolidated Statement of Comprehensive Loss. Such RSUs were granted under the 2018 Plan, with 50% to vest on the first anniversary of the date of grant, and the remaining 50% to vest on the second anniversary of the date of grant, provided that the RSUs would vest immediately upon the occurrence of (i) a change in control, provided that Mr. Schreiber is employed or providing services to us and our affiliates on the closing date of such change in control, (ii) Mr. Schreiber’s termination of employment or services to us and our affiliates by reason of death or disability, or (iii) Mr. Schreiber’s termination of employment or services by us without cause. At our election, the vested RSUs may be settled for cash. The RSUs accelerated and vested in full upon the closing of the Merger on April 16, 2021.

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Equity Compensation Plan Information

The following table provides information regarding the number of securities to be issued under the Equity Compensation Plans as of the fiscal year ended December 31, 2021:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	6,983,315	$4.79	4,732,960
Equity compensation plans not approved by security holders	—	—	—
Total	6,983,315	$4.79	4,732,960

(1) Represents shares available for issuance under the Equity Compensation Plans.

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Audit Committee Matters

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee expects to meet with management and independent public accountants at least six times each fiscal year. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Morison Cogen LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2021, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Morison Cogen LLP.

The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Morison Cogen LLP matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Morison Cogen LLP to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communication with the Audit Committee concerning independence. The Audit Committee concluded that Morison Cogen LLP is independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in MyMD’s Annual Report on Form 10-K for fiscal year 2021, that was filed with the SEC.

AUDIT COMMITTEE

Bill J White, Chairman Joshua Silverman Jude Uzonwanne

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

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Fees to Independent Registered Public Accounting Firm

The following is a summary of the fees billed to us by Morison Cogen LLP for professional services rendered in the years ended December 31, 2021 and 2020:

Type of Service	2021	2020
Audit Fees	$121,500	$76,000
Audit-Related Fees	179,187	43,550
Tax Fees	26,000	17,200
All Other Fees	-	-
Total	$326,687	$136,750

Audit Fees. This category includes the audit of our annual consolidated financial statements, reviews of our financial statements included in our Form 10-Qs and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our interim financial statements.

Audit-Related Fees. This category consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.

Tax Fees. This category typically consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice.

All Other Fees. This category includes aggregate fees billed in each of the last two fiscal years for products and services provided by the Morison Cogen LLP, other than the services reported in the categories above.

Pre-Approval Policies and Procedures

Under the Audit Committee’s pre-approval policies and procedures, the Audit Committee is required to pre-approve all fees paid to, and all services performed by, our independent registered public accounting firm. At the beginning of each year, the Audit Committee pre-approves the proposed services, including the nature, type and scope of services contemplated and the related fees to be rendered by our independent registered public accounting firm during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

All of the services rendered by Morison Cogen LLP in 2021 were pre-approved by the Audit Committee.

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Proposal 2: Ratification of the Appointment of Morison Cogen LLP as our Independent Registered Public Accounting Firm for the 2022 Fiscal Year

The Audit Committee of the Board has selected Morison Cogen LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and the Board has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Morison Cogen LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Morison Cogen LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Morison Cogen LLP. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Required Vote and Board Recommendation

If a quorum is present and voting, the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares entitled to vote on this proposal is required to ratify the appointment of Morison Cogen LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

The Board recommends that you vote “FOR” the ratification of Morison Cogen LLP as our independent registered public accounting firm for the 2022 fiscal year.

Morison Cogen LLP Representatives at Annual Meeting

Representatives of Morison Cogen LLP are not expected to be present at the Annual Meeting.

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Other Matters

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2023 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than the close of business on June 28, 2023 to our headquarters at 855 N. Wolfe Street, Suite 601, Baltimore, MD 21205, Attention: General Counsel. However, pursuant to Rule 14a-8, if the 2023 Annual Meeting is held on a date that is before November 14, 2023 or after January 13, 2024, then a stockholder proposal submitted for inclusion in our proxy statement and form of proxy for the 2023 Annual Meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2023 Annual Meeting.

Stockholders wishing to submit proposals to be presented directly at the 2023 Annual Meeting instead of by inclusion in next year’s proxy statement must follow the notice procedures set forth in our Bylaws. Pursuant to our Bylaws, notice of a nomination or proposal must be delivered to at our headquarters at 855 N. Wolfe Street, Suite 601, Baltimore, MD 21205, Attention: General Counsel, not less than 60 days and not more than 90 days prior to the anniversary date of the immediately preceding annual meeting, or if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, to be timely, notice by the stockholder must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting is first given or made (which for this purpose shall include any and all filings of the Company made on the EDGAR system of the SEC or any similar public database maintained by the SEC), whichever first occurs. Accordingly, for our 2023 Annual Meeting, notice of a nomination or proposal must be delivered to us no later than October 15, 2023 and no earlier than September 15, 2023; provided, however, if and only if the 2023 Annual Meeting is not scheduled to be held between November 14, 2023 and January 13, 2024, to be timely, notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting is first given or made. Nominations and proposals also must satisfy other requirements set forth in the Charter and the Bylaws. As discussed above, to be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. If a stockholder fails to comply with the foregoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

For the 2023 Annual Meeting, we will be required pursuant to new Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the Annual Meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, notice must be received no later than October 16, 2023. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described above.

A copy of our 2021 Annual Report on Form 10-K is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to MyMD Pharmaceuticals, Inc., 855 N. Wolfe Street, Suite 601, Baltimore, MD 21205, Attention: General Counsel

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 13, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MYMD2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on December 13, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D92361-P81750

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MYMD PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Chris Chapman, M.D.
02) Craig Eagle, M.D.
03) Christopher C. Schreiber
04) Joshua Silverman
05) Jude Uzonwanne
06) Bill J. White

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D92362-P81750

MYMD PHARMACEUTICALS, INC.
Annual Meeting of Stockholders
December 14, 2022 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Chris Chapman, M.D. as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of MYMD PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EST on December 14, 2022, in a virtual format only via live audio website at www.virtualshareholdermeeting.com/MYMD2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side